                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                       /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:

/X/    Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /    Definitive Proxy Statement

/ /    Definitive Additional Materials

/ /    Soliciting Material Pursuant to ss. 240.14a-12

                                  RADNET, INC.
                (Name of Registrant as Specified in its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:
             Not applicable

       (2)   Aggregate number of securities to which transaction applies:
             Not applicable

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

       (4)   Proposed maximum aggregate value of transaction: [_______]

       (5)   Total fee paid: [______]

/ /    Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid: ___________________________________________

       (2)   Form, Schedule or Registration Statement No.: _____________________

       (3)   Filing Party: _____________________________________________________

       (4)   Date Filed: _______________________________________________________

                                  RADNET, INC.
                                1510 COTNER AVE.
                              LOS ANGELES, CA 90025


                                 April ___, 2008


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of RadNet, Inc. to be held at The Olympic Collection, 11301 Olympic Blvd., Los Angeles, California on Monday, May 12, 2008, at 10:00 a.m. (Pacific time).

      The attached notice of annual meeting and proxy statement include the agenda for the stockholders' meeting, explain the matters that we will discuss at the meeting and provide general information about our company.

      Your vote is very important. We have provided a postage-paid envelope for your convenience. If you plan to attend the annual meeting and prefer to vote in person, you may still do so even if you have already given your proxy. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services) that allows you to vote by telephone or the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet instructions.

      We look forward to seeing you at the annual meeting.

                                                 Sincerely,



                                                 Norman R. Hames
                                                 CORPORATE SECRETARY

                                  RADNET, INC.
                                1510 COTNER AVE.
                              LOS ANGELES, CA 90025

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2008

                          -----------------------------

      The annual meeting of stockholders of RadNet, Inc. will be held at The Olympic Collection, 11301 Olympic Blvd., Los Angeles, California on Monday, May 12, 2008, at 10:00 a.m. (Pacific time) for the following purposes:

      1.    To elect seven directors;

      2. To consider a proposal to approve the reincorporation of the Company in the state of Delaware;

      3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

      4. To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

      The foregoing items of business are more fully described in the proxy statement.

      The board of directors has fixed the close of business on April 14, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at our offices.

                                           By order of the board of directors,

                                           /s/ Norman R. Hames

                                           Norman R. Hames
Dated:  April 16, 2008                     CORPORATE SECRETARY

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS HOLDING SHARES WITH A BROKER, BANK OR OTHER NOMINEE MAY ALSO BE ELIGIBLE TO VOTE VIA THE INTERNET OR TO VOTE TELEPHONICALLY IF THEIR BROKER, BANK OR OTHER NOMINEE PARTICIPATES IN THE PROXY VOTING PROGRAM PROVIDED BY BROADRIDGE FINANCIAL SOLUTIONS, INC. (FORMERLY ADP INVESTOR COMMUNICATION SERVICES). SEE "VOTING SHARES REGISTERED IN THE NAME OF A BROKER OR BANK" IN THE PROXY STATEMENT FOR FURTHER DETAILS ON THE BROADRIDGE PROGRAM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF A BROKER, BANK OR OTHER NOMINEE HOLDS YOUR SHARES OF RECORD AND YOU WISH TO VOTE AT THE MEETING, THEN YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                  RADNET, INC.
                                1510 COTNER AVE.
                              LOS ANGELES, CA 90025

                           ---------------------------

                              2008 PROXY STATEMENT

                           ---------------------------

GENERAL INFORMATION

      The board of directors of RadNet, Inc., a New York corporation, is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2008 annual meeting of stockholders. The meeting will be held at The Olympic Collection, 11301 Olympic Blvd., Los Angeles, California on Monday, May 12, 2008, at 10:00 a.m. (Pacific time) or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement summarizes the information that you will need to know to vote in an informed manner.

VOTING RIGHTS AND OUTSTANDING SHARES

      We will begin mailing this proxy statement and the accompanying proxy card on or about April 16, 2008 to all stockholders of record that are entitled to vote. Only stockholders that owned our common stock at the close of business on April 14, 2008, the record date, are entitled to vote at the annual meeting. On the record date, 35,639,558 shares of our common stock were outstanding.

      Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the annual meeting if holders of a majority of the shares of our common stock are present in person or represented by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other nominee that are represented at the meeting, but that the broker, bank or other nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

      Directors will be elected by a plurality of votes cast by shares present or represented at the meeting. Abstentions will have no impact on the election of directors. The proposal to reincorporate the Company in Delaware must be approved by two thirds of the Common Stock outstanding on April 14, 2008. Abstentions, broker non-votes and withheld votes will not be considered as cast votes. The proposal to ratify the appointment of our independent registered public accounting firm must be approved by a majority of votes actually cast. Abstentions and broker non-votes are not counted as votes for or against this proposal, but the number of votes cast in favor of the proposal must be at least a majority of the required quorum.

VOTING SHARES REGISTERED IN YOUR NAME

      If you are a stockholder of record, you may vote in one of two ways:

      o     Attend the 2008 annual meeting and vote in person; or

      o     Complete, sign, date and return the enclosed proxy card.

VOTING SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE

      Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other nominee, rather than our proxy card.

      A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services) that allows stockholders to grant their proxy to vote shares by means of the telephone or Internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, then you may vote your shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or over the Internet at Broadridge's web site at http://www.proxyvote.com.

      If you wish to vote in person at the annual meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

TABULATION OF VOTES

      A representative from our transfer agent, American Stock Transfer & Trust Company, will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the meeting or any adjournment or postponement of the meeting (or in the case of proxies submitted by telephone or via the Internet, by the deadline specified above). If no instruction is given, then the proxy will be voted for the nominees for director, for the reincorporation in Delaware and for the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other stockholder matter presented at the meeting.

REVOCABILITY OF PROXIES

      As a stockholder of record, once you have submitted your proxy you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

      o You may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

      o You may notify our Corporate Secretary in writing that you wish to revoke your proxy before it is voted at the annual meeting; or

      o     You may vote in person at the annual meeting.

SOLICITATION

      This solicitation is made by our board of directors, and we will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, telegram, facsimile, Internet or personal solicitation by our directors, executive officers, employees or other agents. No additional compensation will be paid to these individuals for these services.

STOCKHOLDER PROPOSALS FOR 2009

      REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN RADNET, INC.'S PROXY MATERIALS. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2009 annual meeting must be received by us not later than December 17, 2008, in order to be considered for inclusion in our proxy materials for that meeting.

      REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. Our bylaws provide that, for stockholder nominations to the board of directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2009 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between January 17, 2009 and February 16, 2009. A stockholder's notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our bylaws.

SEPARATE COPY OF ANNUAL REPORT OR PROXY MATERIALS

      If you share an address with another stockholder, each stockholder may not receive a separate copy of our annual report and proxy materials. Stockholders who do not receive a separate copy of our annual report and proxy materials, and who want to receive a separate copy, may request to receive a separate copy of our annual report and proxy materials by writing to Investor Relations at RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025 or by calling 310-445-2955. We will undertake to deliver promptly a copy of the annual report or proxy materials, as applicable, upon the receipt of such request. Stockholders who share an address and receive multiple copies of our annual report and proxy materials may also request to receive a single copy following the instructions above.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

      Shareholders who wish to send communications to our Board of Directors may do so by sending them in care of our Secretary at the address on the cover page of this Proxy Statement. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication" or similar statement that clearly and unmistakably indicates the communication is intended for the Board. All such communications must clearly indicate the author as a shareholder and state whether the intended recipients are all members of the Board or just certain specified directors. Our Secretary will have the discretion to screen and not forward to directors communications which the Secretary determines in his or her discretion are communications unrelated to our business or our governance, commercial solicitations, or communications that are offensive, obscene, or otherwise inappropriate. The Secretary will, however, compile all shareholder communications which are not forwarded and such communications will be available to any director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents information concerning the beneficial ownership of the shares of our common stock as of January 31, 2008, by:

      o each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock,

      o     each of our named executive officers and directors, and

      o     all of our current executive officers and directors as a group.

      Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

      We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

      Applicable percentage ownership is based on 39,261,225 shares of common stock outstanding on January 31, 2008. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 31, 2008. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

                                                                         SHARES
                                                                       BENEFICIALLY
     NAME OF BENEFICIAL OWNER                                           OWNED (1)
     --------------------------------------------------------------------------------
                                                                  NUMBER          %
                                                                  ------        -----
     5% OR GREATER STOCKHOLDERS:

          Howard G. Berger, M.D.                               6,507,500         15.9
          Contrarian Capital Management, LLC                   1,912,075          4.7
      DIRECTORS AND NAMED EXECUTIVE OFFICERS:
          Howard G. Berger, M.D.(2)                            6,507,500         15.9
          Marvin S. Cadwell                                       68,928(3)         *
          John V. Crues, III, M.D.                               673,262          1.7
          Norman R. Hames                                      1,476,237(5)       3.6
          Lawrence L. Levitt                                     100,000(6)         *
          Michael L. Sherman, M.D.                               105,315(7)         *
          David L. Swartz                                        135,000(8)         *
          Stephen M. Forthuber                                       ---          ---
          Jeffrey L. Linden                                      835,000(9)       2.0
          Mark D. Stolper                                        454,400(10)      1.1
          All directors and executive officers
            as a group (11 persons)                           17,298,980(11)     24.3

------------------

*     Represents less than 1%.

(1) Subject to applicable community property statutes and except as otherwise noted, each holder named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned.

(2) As a result of his stock ownership and positions as president and director, Dr. Berger may be deemed to be a controlling person of our company.

(3) Beneficial ownership includes 50,000 shares subject to options exercisable within 60 days of January 31, 2008.

(4) Beneficial ownership includes 250,000 shares subject to options exercisable within 60 days of January 31, 2008.

(5) Beneficial ownership includes 1,176,237 shares subject to options exercisable within 60 days of January 31, 2008.

(6) Beneficial ownership includes 100,000 shares subject to options exercisable within 60 days of January 31, 2008.

(7) Beneficial ownership includes 50,000 shares subject to options exercisable within 60 days of January 31, 2008.

(8) Beneficial ownership includes 125,000 shares subject to options exercisable within 60 days of January 31, 2008.

(9) Beneficial ownership includes 387,500 shares subject to options exercisable within 60 days of January 31, 2008.

(10) Beneficial ownership includes 450,000 shares subject to options exercisable within 60 days of January 31, 2008.

(11) Beneficial ownership includes 2,588,737 shares subject to options exercisable within 60 days of January 31, 2008.

                                 PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our board of directors, acting pursuant to our bylaws, has determined that the number of directors constituting the full board of directors shall be seven at the present time. The board of directors has, upon approval of the independent directors, nominated Howard G. Berger, M.D., Marvin S. Cadwell, John
V. Crues, III, M.D., Norman R. Hames, Lawrence L. Levitt, Michael L. Sherman, M.D. and David L. Swartz for reelection as members of the board of directors.

      Each of the nominees is currently a director of our company. Each newly-elected director will serve a one-year term until the next annual meeting of stockholders or until his successor is duly qualified and elected. During the course of a term, the board of directors may appoint a new director to fill any vacant spot, including a vacancy caused by an increase in the size of the board of directors. The new director will complete the term of the director he or she replaced. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the board of directors, or if no nominee is proposed by the board of directors, a vacancy will occur.

      We, as a matter of policy, encourage our directors to attend meetings of stockholders. There are no family relationships between any nominees or executive officers of our company, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

NOMINEES FOR DIRECTOR

      You are being asked to vote on the seven director nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these seven nominees. All of our nominees for director are current members of our board of directors. The names of the director nominees, their ages as of January 31, 2008 and other information about them are shown below.

      NAME OF DIRECTOR NOMINEE      AGE    POSITION
      ------------------------      ---    --------

      Howard G. Berger, M.D.        63     President, Chief Executive Officer
                                           and Chair of the Board of Directors
      Marvin S. Cadwell             64     Director
      John V. Crues, III, M.D.      58     Director
      Norman R. Hames               51     Director
      Lawrence L. Levitt            65     Director
      Michael L. Sherman, M.D.      64     Director
      David L. Swartz               64     Director

      The following is a brief description of the business experience of each director and executive officer during the past five years.

      Howard G. Berger, M.D. has served as President and Chief Executive Officer of our company and its predecessor entities since 1987. Dr. Berger is also the president of the entities that own BRMG. Dr. Berger has over 25 years of experience in the development and management of healthcare businesses. He began his career in medicine at the University of Illinois Medical School, is Board Certified in Nuclear Medicine and trained in an Internal Medicine residency, as well as in a masters program in medical physics in the University of California system.

      Marvin S. Cadwell served as a director of Radiologix between June 2002 and November 2006. He was appointed Chairman of the Board of Radiologix in December 2002 and served as Chairman of the Nominations and Governance Committee of the Board. He was the Radiologix interim Chief Executive Officer from September 2004 until November 2004. From December 2001 until November 2002, Mr. Cadwell served as Chief Executive Officer of SoftWatch, Ltd., an Israeli based company that provided Internet software. Since 2003, he has served as a director of ChartOne, Inc., a private company that provides patient chart management services to the health industry.

      John V. Crues, III, M.D. is a world-renowned radiologist. Dr. Crues plays a significant role as a musculoskeletal specialist for many of our patients as well as a resource for physicians providing services at our facilities. Dr. Crues received his M.D. at Harvard University, completed his internship at the University of Southern California in Internal Medicine, and completed a residency at Cedars-Sinai in Internal Medicine and Radiology. Dr. Crues has authored numerous publications while continuing to actively participate in radiological societies such as the Radiological Society of North America, American College of Radiology, California Radiological Society, International Society for Magnetic Resonance Medicine and the International Skeletal Society.

      Norman R. Hames has served as our Chief Operating Officer since 1996 and currently as our Executive Vice President and Chief Operating Officer - Western Operations. Applying his 20 years of experience in the industry, Mr. Hames oversees all aspects of facility operations. His management team, comprised of regional directors, managers and sales managers, are responsible for responding to all of the day-to-day concerns of our facilities, patients, payors and referring physicians. Prior to joining our company, Mr. Hames was President and Chief Executive Officer of his own company, Diagnostic Imaging Services, Inc. (which we acquired), which owned and operated 14 multi-modality imaging facilities throughout Southern California. Mr. Hames gained his initial experience in operating imaging centers for American Medical International, or AMI, and was responsible for the development of AMI's single and multi-modality imaging centers.

      Lawrence L. Levitt is a C.P.A. and since 1987 has been the President and Chief Financial Officer of Canyon Management Company, a company which manages a privately held investment fund. Mr. Levitt is also a director of River Downs Management Company, operator of a thoroughbred racetrack in Ohio.

      Michael L. Sherman, M.D., F.A.C. R., had been a Radiologix director since 1997. He served as President of Advanced Radiology, P.A., a 90-person radiology practice located in Baltimore, Maryland, from 1995 to 2001, and subsequently as its board chairman and a consultant until his retirement from active practice in 2005. Radiologix has a contractual relationship with Advanced Radiology, P.A. Dr. Sherman has broad experience in the medical and business aspects of radiology. In addition, Dr. Sherman was a director of MedStar Health, a seven-hospital system in the Baltimore-Washington, D.C. market from 1998 until 2006. He continues to serve on the board of MedStar Health's captive insurance company, Greenspring Financial Insurance Limited, Inc. Dr. Sherman is also a Senior Advisor for healthcare at FOCUS Enterprises, a Washington, D.C.-based investment banking firm.

      David L. Swartz is a C.P.A. with thirty-five years of experience providing accounting and advisory services to clients. Mr. Swartz served as the president of the California State Board of Accountancy until January 1, 2008. Since 1993, Mr. Swartz has been a partner of Good, Swartz, Brown & Berns. Prior to this, Mr. Swartz served as managing partner and was on the national Board of Directors of a 50 office international accounting firm. Mr. Swartz is also a former CFO of a publicly held shopping center and development company.

      None of the directors serves as a director of any other corporation with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act. There are no family relationships among any of the officers and directors. Furthermore, none of the events described in Item 401(f) of Regulation S-K involve a director or officer during the past five years.

VOTE REQUIRED

      The nominees who receive the highest number of votes represented by shares of common stock present or represented by proxy and entitled to vote at the annual meeting will be elected.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                     TO THE BOARD OF EACH OF THESE NOMINEES

                                 PROPOSAL NO. 2

APPROVAL OF THE CHANGE OF THE STATE OF INCORPORATION FROM NEW YORK TO DELAWARE

OVERVIEW

      The Board has unanimously adopted and approved, and recommends that the Company's shareholders adopt and approve, the change to the state of incorporation of the Company from New York to Delaware through a merger (referred to herein as the "Reincorporation") of the Company with and into its newly-formed, wholly-owned subsidiary, RadNet, Inc., a Delaware corporation (the "Subsidiary"), pursuant to a merger agreement by and between the Company and the Subsidiary (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit A.

      The Reincorporation and the transactions incident thereto will not result in any change in the business or the assets, liabilities, or net worth of the reincorporated entity. In addition, the directors and officers of the Surviving Corporation (as defined below) will be the same as those of the Company. The Reincorporation will provide the Company with the advantages of the corporate laws of Delaware and will in connection therewith effect changes to the Company's certificate of incorporation and bylaws as described below.

      The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), whereby the Company will be merged with and into the Subsidiary, the Company's separate corporate existence shall cease, and the Subsidiary shall continue as the surviving corporation (the surviving Delaware corporation is referred to herein after giving effect to the Reincorporation as the "Surviving Corporation"). At the effective time of the Reincorporation, all issued and outstanding shares of the Company common stock ("Common Stock") will automatically be converted into shares of common stock of the Surviving Corporation (the "Delaware Common Stock") with no action required on the part of the shareholders of the Company.

      The Merger Agreement in the form attached hereto has been adopted and approved by the Board. The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the merger, even after requisite shareholder approval thereof, if for any reason, the Board determines that it is inadvisable to proceed with the merger.

      As soon as practicable after receiving shareholder approval, we will file a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, at which time the Reincorporation will be effective.

      At the effective time of the Reincorporation, and without any additional action by the shareholders, each issued and outstanding share of Common Stock will be converted into one share of Delaware Common Stock resulting in all shareholders automatically becoming shareholders of the Surviving Corporation.

      After the effective time of the Reincorporation, shareholders of the Surviving Corporation will not be required to exchange stock certificates that represent Common Stock for stock certificates representing Delaware Common Stock. As of the effective time of the Reincorporation, all stock certificates representing shares of Common Stock will automatically be deemed to represent an equal number of shares of Delaware Common Stock.

SHAREHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING COMMON STOCK AND SHOULD NOT SEND STOCK CERTIFICATES REPRESENTING COMMON STOCK TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE REINCORPORATION.

      After the Reincorporation, shareholders of the Surviving Corporation may use stock certificates issued prior to the Reincorporation to sell or transfer shares of Delaware Common Stock. New stock certificates representing shares of Delaware Common Stock will be issued in connection with transfers of Delaware Common Stock that take place after the Reincorporation. After the effective time of the Reincorporation, on the written request of any shareholder of the Surviving Corporation, the Surviving Corporation will cause its transfer agent to issue to such shareholder a new stock certificate in exchange for a stock certificate held by such shareholder issued prior to the time of the Reincorporation subject to normal stock transfer requirements, which include compliance with all applicable federal and state securities laws and regulations, delivery of the original stock certificate with proper endorsement and stock power, acceptable authorization for such transfer, and payment of applicable taxes and transfer agent fees.

      Shares of Common Stock that were freely tradable before the effective time of the Reincorporation will be automatically converted into shares of freely tradable Delaware Common Stock and shares of Common Stock with transfer restrictions before the effective time of the Reincorporation will be automatically converted into shares of Delaware Common Stock with the same transfer restrictions. For purposes of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), the Reincorporation on its own will not affect the acquisition date of the shares of Common Stock converted into shares of Delaware Common Stock. Immediately after the effective time of the Reincorporation, all shares of Delaware Common Stock will be deemed, for Rule 144 purposes, to have been acquired on the date the shares of Common Stock were acquired.

SUMMARY TERM SHEET

         Companies:                        RadNet, Inc., a New York corporation incorporated in New York on October 21, 1985. The Company owns, manages and operates medical imaging centers.

                                           RadNet, Inc., a Delaware corporation and wholly-owned subsidiary of the Company that prior to the Reincorporation will not have engaged in any activities except in connection with the
                                           Reincorporation.

         Approval:                         The Reincorporation and the terms of the Merger Agreement were approved at a meeting of the Board of Directors held on March
                                           12, 2008.

         Transaction Structure:            To effect the Reincorporation, the Company will merge with and into the Subsidiary and thereafter the Company will cease to exist as a separate entity. The Subsidiary will be the surviving
                                           Delaware corporation.

         Exchange of Common Stock:         Shares of common stock of RadNet, Inc., the New York corporation
                                           (the "Common Stock") will automatically be converted on a
                                           one-for-one basis into shares of common stock of RadNet, Inc., the Delaware corporation (the "Delaware Common Stock") at the effective time of the Reincorporation without any action required by the shareholders.

                                           Upon the effective time of the Reincorporation, the Surviving
                                           Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by RadNet, Inc. (individually, an "Equity Plan" and, collectively,  the "Equity Plans"), and shall reserve for
                                           issuance under each Equity Plan a number of shares of Delaware
                                           Common Stock equal to the number of shares of Common Stock so reserved immediately prior to the effective time of the
                                           Reincorporation. Each unexercised option or other right to purchase Common Stock granted under and by virtue of any such
                                           Equity Plan which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the
                                           Reincorporation, become an option or right to purchase Delaware
                                           Common Stock on the basis of one share of Delaware Common Stock for each share of Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such
                                           RadNet, Inc. option or stock purchase right. Each other equity-based award relating to Common Stock granted or awarded under any of the
                                           Equity Plans which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the
                                           Reincorporation, become an award relating to Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of
                                           Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the effective time of the Reincorporation.


                                      -11-

         Purpose:                          The purpose of the Reincorporation is to change the Company's state of incorporation from New York to Delaware and is intended to permit the Company to be governed by the Delaware General Corporation Law
                                           ("Delaware Law") rather than by the New York Business Corporation
                                           Law ("New York Law").

         Effective Time:                   The Reincorporation will become effective on the filing of the
                                           Certificate of Ownership and Merger with the Secretary of State of
                                           Delaware and the Certificate of Merger with the Secretary of State of New York. These filings are anticipated to be made as soon as practicable after receiving the requisite shareholder approval and as soon as permitted by the notice requirements of the Exchange Act or as early as practicable thereafter.

         Effect of Reincorporation:        At the effective time of the Reincorporation:

                                        o  the Company will cease to exist as a separate entity;
                                        o  the shareholders of the Company will become shareholders of the
                                           Surviving Corporation;
                                        o  the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common
                                           Stock;
                                        o  the Surviving Corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the
                                           Subsidiary;
                                        o  the Surviving Corporation shall be governed by the applicable laws of Delaware and the Certificate of Incorporation (the "Delaware
                                           Certificate") and Bylaws (the "Delaware Bylaws") of the Subsidiary
                                           in effect at the effective time of the Reincorporation;
                                        o  the officers and  directors of the Company will be the officers and directors of the Surviving Corporation; and
                                        o  the Surviving Corporation will continue to operate under the name
                                           RadNet, Inc., and continue with a ticker symbol of "RDNT."

         Tax Consequences:                 The Reincorporation is intended to qualify as a tax-free
                                           reorganization for federal income tax purposes. If the
                                           Reincorporation does so qualify, (i) no gain or loss would generally be recognized by the shareholders of the Company upon conversion of shares of Common Stock into shares of Delaware Common Stock, (ii)
                                           each former holder of Common Stock will have the same basis in the
                                           Delaware Common Stock received or deemed received by such person pursuant to the Reincorporation as such holder had in the Common
                                           Stock held by such person immediately prior to the consummation of the Reincorporation, and such person's holding period with respect to such Delaware Common Stock will include the period during which such holder held the corresponding Common Stock, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation, and (iii) no gain or loss will be recognized by the Company or the Subsidiary. State, local or foreign income tax consequences may vary from the federal income tax consequences described above. The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code, and we cannot assure you that the Internal Revenue Service will conclude that the Reincorporation qualifies as a reorganization under Section 368(a) of the Code. YOU
                                           ARE URGED TO CONSULT YOUR OWN TAX ADVISOR FOR TAX IMPLICATIONS
                                           RELATED TO YOUR PARTICULAR SITUATION.

REASONS FOR THE REINCORPORATION

      The purpose of the Reincorporation is to change the legal domicile of the Company from New York to Delaware. The Board believes that this change in domicile would be in the best interests of the shareholders of the Company for a number of reasons.

      Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both Delaware's legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, and establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

      The Board believes that reincorporation from New York to Delaware will enhance the Company's ability to attract potential business combination candidates and to attract and retain qualified members to its Board.

MATERIAL TERMS OF MERGER AGREEMENT

      The following discussion summarizes the material terms of the Merger Agreement; however, such summary is not and does not purport to be a complete statement of all of the terms and provisions of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. The shareholders of the Company are urged to read the entire Merger Agreement carefully as it is the legal document governing the Reincorporation.

      To effect the Reincorporation, and subject to the terms and conditions of the Merger Agreement, the Company will merge with and into the Subsidiary and, immediately thereafter, the Company's separate legal existence shall cease and the Subsidiary shall continue as the surviving Delaware corporation. The Surviving Corporation shall be governed by the Delaware Law and succeed to all rights, assets, liabilities, and obligations of the Company and the Subsidiary.

      At the effective time of the Merger, the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock.

      The Merger Agreement provides that the Delaware Certificate and the Delaware Bylaws will be the certificate of incorporation and bylaws of the Surviving Corporation following the Reincorporation, which will result in changes to the governance and operation of the Company. A summary of material changes to the charter documents is provided below under the section entitled Significant Differences in Charter Documents.

      The Merger Agreement provides that the officers and directors of the Company, as of the effective time of the Merger, shall remain as the officers and directors of the Surviving Corporation after the Reincorporation who shall serve as such until their successors are duly elected or appointed and qualified.

      Approval of the Reincorporation will also constitute approval of the form of Merger Agreement, the Delaware Certificate and the Delaware Bylaws, which are attached hereto as Exhibit A, Exhibit B, and Exhibit C, respectively. Approval of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws is necessary as incidental to the Reincorporation. The discussion contained in and information provided by this Proxy Statement is qualified in its entirety by reference to the full text of the agreements and documents attached hereto as Exhibits.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The following summary of certain material federal income tax consequences of the Reincorporation does not purport to be a complete discussion of all of the possible federal income tax consequences, and is included for general information only. This summary also assumes that shares of Common Stock are held as "capital assets," as defined in the Code. Further, it does not address any state, local, foreign, or other income tax consequences, nor does it address the tax consequences to the shareholders of the Company that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, shareholders who acquired shares of Common Stock through the exercise of options or otherwise as compensation or through a qualified retirement plan, and shareholders who hold their Common Stock as part of a straddle, hedge, or conversion transaction. In addition, this summary does not address the tax consequences of the Reincorporation to holders of options or warrants to acquire Common Stock. The discussion is based on the existing provisions of the Code, existing treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactively applied, could alter the tax consequences to the Company, the Subsidiary or the shareholders as described herein. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

      The Reincorporation is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368 of the Code. If it does so qualify, the following tax consequences will result:

      o No gain or loss will be recognized for federal income tax purposes by the shareholders of the Company on the conversion of their Common Stock into shares of Delaware Common Stock;
      o The aggregate tax basis of the Delaware Common Stock received or deemed received by shareholders in the Reincorporation will be the same as the aggregate tax basis of the Common Stock surrendered or deemed surrendered in exchange therefor;
      o The holding period of the Delaware Common Stock received or deemed received by each shareholder in the Reincorporation will include the period for which the Common Stock surrendered or deemed surrendered in exchange therefor was considered to be held; and
      o Neither the Company nor the Subsidiary will recognize gain or loss solely as a result of the Reincorporation.

      The Company's views regarding the tax consequences of the Reincorporation are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The Company has not requested a ruling from the Internal Revenue Service, nor an opinion of outside legal counsel to the Company, in connection with the federal income tax consequences of the Reincorporation under the Code. Such an opinion from outside legal counsel would, in any event, neither bind the Internal Revenue Service nor preclude it from asserting a contrary position. If the Reincorporation does not qualify as a reorganization described in Section 368(a) of the Code, then the shareholders will recognize taxable gain or loss with respect to each share of Common Stock surrendered or deemed surrendered equal to the difference between the shareholder's basis in such share and the fair market value, as of the consummation of the Reincorporation, of the Delaware Common Stock received or deemed received in exchange therefor. In such event, the shareholder's aggregate basis in the Delaware Common Stock so received or deemed received would equal its fair market value as of the consummation of the Reincorporation, and the shareholder's holding period for such stock would begin the day after the Reincorporation.

      The state and local tax consequences of the Reincorporation may vary significantly as to each shareholder of the Company, depending on the state in which such shareholder resides.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

      The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and the Subsidiary is the legal acquirer. The management of the Company will be the management of the Surviving Corporation. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

REGULATORY APPROVALS

      The Company does not expect the Reincorporation to occur until it has all required consents of governmental authorities, including the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, and the filing of a Certificate of Merger with the Secretary of State of the State of New York, and satisfied applicable requirements of the NASDAQ Global Market.

INTERESTS OF CERTAIN PERSONS IN THE REINCORPORATION

      No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Reincorporation, which is not shared by all other shareholders of the Company pro rata, and in accordance with their respective interests.

OPERATIONS FOLLOWING THE REINCORPORATION

      The Company owns, manages and operates medical imaging centers. The Surviving Corporation, will continue the business of the Company.

SIGNIFICANT CHANGES RESULTING FROM THE REINCORPORATION

OVERVIEW

      Provided below is a discussion of certain changes that will result from the Reincorporation, including significant differences between New York Law and Delaware Law and between the charter documents of the Company and the Subsidiary. Many provisions of Delaware Law and New York Law may be subject to differing interpretations, and the interpretations offered in this Proxy Statement may be incomplete in certain respects. The discussion is no substitute for direct reference to the New York Law and Delaware Law themselves or for professional guidance as to how to interpret such laws. In addition, the discussion is qualified in its entirety by reference to Delaware Law, New York Law, applicable case law, and the full text of the organizational documents of each of the companies. The shareholders of the Company should read the following discussion in conjunction with the rest of the information provided in this Proxy Statement and the agreements and documents attached hereto as Exhibits, and the New York Law and Delaware Law.

      The Board has recommended that the Company's state of incorporation be changed from New York to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities, or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The most significant effects of the Reincorporation are summarized below.

      Upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of New York, the Company will be merged with and into the Subsidiary pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. After the effective time of the Merger, the Surviving Corporation will be subject to the Delaware Law and the Delaware Certificate and Delaware Bylaws.

SIGNIFICANT DIFFERENCES IN CHARTER DOCUMENTS

      The Surviving Corporation will be governed by the Delaware Certificate and Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws are substantially similar to those currently governing the Company and the shareholders of the Company. The following discussion summarizes some of the most significant differences in the charter documents currently governing the Company and the charter documents that will govern the Surviving Corporation after the Reincorporation. The discussion does not purport to be a complete statement of all differences between such charter documents or the changes that may occur as a result of the Reincorporation to the rights of the Company shareholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as Exhibits, the Certificate of Incorporation and Bylaws of the Company, which are available in the public filings made by the Company with the SEC, and the entire Delaware Law and New York Law. The Company shareholders are urged to read and review the all such documents and laws carefully.

PAR VALUE
      The par value of the Common Stock, consisting of 200 million shares, is $0.0001 per share. The par value of the Preferred Stock, consisting of 30 million shares, is $0.0001 per share.

      The par value of the Delaware Common Stock, also consisting of 200 million shares, is $0.0001 per share. The par value of the Delaware Preferred Stock, also consisting of 30 million shares, is $0.0001 per share.

MEETINGS OF THE BOARD OF DIRECTORS

      The Bylaws of the Company provide that special meetings of the Board of Directors require at least two (2) days prior written notice.

      The Delaware Bylaws provide that regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board, and special meetings require at least one (l) day prior written notice. Emergency meetings may also be held without notice if a quorum of directors participates personally or by conference telephone. The reduced notice requirements will help facilitate improved director communication and action for the benefit of the Surviving Corporation.

NUMBER OF DIRECTORS

      The Bylaws of the Company provide that the number of directors on the Board shall not be less than three, and the number may be fixed from time to time by a majority vote of the entire Board of Directors or shareholders holding a majority of outstanding shares.

      The Delaware Bylaws provide that the number of directors on the Board shall not be less than three nor more than fifteen, as may be designated from time to time by the Board.

FISCAL YEAR

      The Bylaws of the Company provide that the fiscal year shall be fixed at the discretion of the Board of Directors.

      The Delaware Bylaws provide that the fiscal year shall begin on the first of January and end on the thirty-first of December of every year. The fixing of the fiscal year is intended to bring the Company in line with the accounting practices of other corporations.

INDEMNIFICATION

      The Bylaws of the Company provide that the Company shall indemnify a party to any actual or threatened action or proceeding by reason of the fact that such party is a director or officer of the Company. The Bylaws also expressly grant the Company the power to enter into additional indemnification arrangements with its officers and directors.

      The Delaware charter documents provide a further condition to the Surviving Corporation's indemnity obligations to the effect that a party's actions give rise to the Company's indemnification responsibilities only when such actions are taken in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Company, or to the fullest extent permitted by Delaware Law. The Delaware Bylaws further provide that the Company's indemnification obligations continue as to a party who ceases to be a director, officer, employee or agent of the Company.

LIMITATION OF LIABILITY

      The Certificate of Incorporation of the Company provides that no director shall be personally liable to the Company or its shareholders for damages for any breach of duty in such capacity, provided the director's breach was not judged to be in bad faith, for reasons of personal gain, or in violation of New York Law.

      The Delaware Certificate provides that no director shall be liable to the Surviving Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

PURPOSE

      The Certificate of Incorporation of the Company explicitly sets forth the purposes for which the Company was formed and activities in which the Company may engage.

      The Delaware Certificate provides that the Company may engage in any lawful activity for which corporations may be organized under Delaware Law. The change from a specific to a general purpose clause affords the Company greater flexibility in its actions without the requirement of amending its Certificate of Incorporation for each new or different activity in which it intends on engaging.

SIGNIFICANT DIFFERENCES BETWEEN NEW YORK LAW AND DELAWARE LAW

      The Company is governed by New York Law. After the effective time of the Reincorporation, the Surviving Corporation will be governed by the Delaware Certificate, the Delaware Bylaws and Delaware Law. The change in application of the law governing the Surviving Corporation will result in certain changes to the Company's rights, governance and structure and changes in the rights and obligations of the Company's shareholders. The following discussion summarizes some of the most significant differences which will result after the effective time of the Reincorporation as a result of the application of Delaware Law versus New York Law. The discussion does not purport to be a complete discussion of all differences between such laws or the changes that may occur as a result of the Reincorporation to the rights of the Company's shareholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as Exhibits, the Certificate of Incorporation and Bylaws of the Company which are available in the public filings made by the Company with the SEC and the entire Delaware Law and New York Law. The Company's shareholders are urged to read and review all such documents and laws carefully.

REMOVAL OF DIRECTORS

      Delaware Law provides for the removal of directors with or without cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote in an election of directors.

      New York Law provides for the removal of directors only for cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote. A New York corporation's certificate of incorporation or by-laws may grant the board of directors the power to remove a director for cause, unless the director was elected by (i) cumulative voting, (ii) the holders of the shares of any class or series or (iii) the holders of bonds voting as a class.

SHAREHOLDER LISTS AND INSPECTION RIGHTS

      Under Delaware Law, a shareholder may inspect the Delaware corporation's stock ledger, list of shareholders and other books and records for any proper purpose reasonably related to such person's interest as a shareholder. A list of shareholders is to be open to the examination of any shareholder, for any purpose germane to a meeting of shareholders, during ordinary business hours, for a period of at least 10 days prior to such meeting. The list is also to be produced and kept at the place of the meeting during the entire meeting, and may be inspected by any shareholder who is present.

      New York Law provides that a shareholder of record has a right to inspect a New York corporation's shareholder minutes and record of shareholders, during usual business hours, on at least five days' written demand. The examination of the shareholder minutes and record of shareholders must be for a purpose reasonably related to the person's interest as a shareholder.

CORPORATION'S BEST INTERESTS

      Delaware Law does not include a specific provision regarding constituencies other than shareholders and creditors to be considered by the directors in determining the corporation's best interests.

      Under New York Law, a director, in taking action, including any action which may involve a change in control of the corporation, is entitled to consider both the long-term and short-term interests of the corporation and its shareholders and the effects that the corporation's actions may have in the short-term or long-term upon any of the following:

      o the prospects of growth, development, productivity and profitability of the corporation,
      o     the corporation's current employees,
      o the corporation's retired employees and others receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation,
      o     the corporation's customers and creditors, and
      o the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise contribute to the communities in which it does business.

AUTHORIZATION OF CERTAIN ACTIONS

      Delaware Law requires the approval of the board of directors and at least a majority of the corporation's outstanding shares entitled to vote to authorize a merger or consolidation, except in certain cases where the corporation is the surviving corporation and its securities being issued in the transaction do not exceed 20% of the shares of common stock of the corporation outstanding immediately prior to the effective date of the transaction. A sale of all or substantially all of a Delaware corporation's assets or a voluntary dissolution of a Delaware corporation requires the affirmative vote of the board of directors and at least a majority of such corporation's outstanding shares entitled to vote.

      Under New York Law, the consummation of a merger, consolidation, dissolution or disposition of substantially all of the assets of the New York corporation requires the approval of the corporation's board of directors and two-thirds of all outstanding shares of the corporation entitled to vote and, in certain situations, the affirmative vote by the holders of a majority of all outstanding shares of each class or series of shares.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

      Delaware Law permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than one by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such conduct was unlawful. Delaware Law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its shareholders for monetary damages for breaches of fiduciary duty. Delaware Law provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner.

      With certain limitations, New York Law permits a New York corporation to indemnify its directors and officers made, or threatened to be made, a party to an action or proceeding by reason of the fact that such person was a director or officer of such corporation unless a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberative dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact financial profit or other advantage to which he or she was not legally entitled. New York Law permits corporations to eliminate, or limit, the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except liability of a director (i) whose acts or omissions were in bad faith, involved intentional misconduct or a knowing violation of law, (ii) who personally gained a financial profit or other advantage to which he or she was not legally entitled or (ii) whose acts violated certain other provisions of New York Law or for acts or omissions prior to May 4, 1988.

DIVIDENDS

      Delaware Law generally provides that the directors of a Delaware corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

      New York Law generally provides that a New York corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid out of surplus only, so that net assets of the corporation after such declaration or payment shall at least equal the amount of its stated capital.

BUSINESS COMBINATIONS

      In general, Delaware Law prohibits an interested shareholder (generally defined as a person who owns 15% or more of a corporation's outstanding voting stock) from engaging in a business combination with that corporation for three years following the date he or she became an interested shareholder. The three-year moratorium is not applicable when: (i) prior to the date the shareholder became an interested shareholder, the board of directors of the corporation approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, he or she owned at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation and by certain employee stock plans), or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the shareholder affirmative vote at a meeting of shareholders of at least two-thirds of the outstanding voting stock entitled to vote thereon, excluding shares owned by the interested shareholder. These restrictions of Delaware Law generally do not apply to business combinations with an interested shareholder that are proposed subsequent to the public announcement of, and prior to the consummation or abandonment of, certain mergers, sales of 50% or more of a corporation's assets or tender offers for 50% or more of a corporation's voting stock.

      New York Law prohibits certain business combinations between a New York corporation and an interested shareholder for five years after the date that the interested shareholder becomes an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such business combination is permitted only if (1) it is approved by a majority of the shares not owned by the interested shareholder or (2) certain statutory fair price requirements are met. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

SHAREHOLDER MEETINGS AND ACTION BY WRITTEN CONSENT

      Unless the certificate of incorporation provides otherwise, Delaware Law generally permits shareholders to take action by written consent with the same percentage of voting power (generally, a majority) that would be required for action at a shareholders' meeting, assuming the presence of all shareholders entitled to vote.

      New York Law requires unanimous written consent of shareholders to act by written consent in lieu of a meeting unless the certificate of incorporation specifies a lesser percentage within certain parameters set out in such law.

ISSUANCE OF EQUITY TO DIRECTORS, OFFICERS AND EMPLOYEES

      New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation, as an incentive to service or continued service with the corporation, must be authorized as required by the policies of the stock exchange or automated quotation system on which the corporation's shares are listed or authorized for trading; or if the corporation's shares are not so listed or authorized, by a majority of the votes validly cast at a shareholders meeting or by and consistent with a plan adopted with the vote of a majority of shareholders.

      Delaware Law does not require shareholder approval of such transactions.

CONSIDERATION RECEIVED FOR EQUITY

      Under Delaware Law, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the issuance of shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

      Under New York Law, consideration for the issuance of shares may consist of money or other property, labor or services actually received, a binding obligation to pay the purchase price in cash or other property, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, personal or real property, services actually rendered or any combination of these, plus consideration for any balance, which may include, in addition, binding obligations described in the preceding sentence.

APPRAISAL RIGHTS

      Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets.

      Under Delaware Law, appraisal rights are not available to a shareholder if, among other things: (i) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (ii) held of record by more than 2,000 shareholders; or (iii) the corporation will be the surviving corporation in a merger that does not require the approval of such corporation's shareholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

      1. shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

      2. shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 shareholders after the merger or consolidation occurs; or

      3. cash instead of fractional shares of the surviving corporation or another corporation.

      New York Law extends appraisal rights to an exchange of a corporation's shares as well. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Where shares are not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for something of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

      The Board of Directors believes that a vote in favor of the change of the state of incorporation from New York to Delaware is in the best interests of the Company for the reasons set forth above. The affirmative vote of two thirds of the outstanding shares entitled to vote thereon is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the shareholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the election. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CHANGE OF THE STATE OF INCORPORATION FROM NEW YORK TO DELAWARE.

                                 PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We are asking you to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. Ernst & Young LLP has audited our financial statements annually since January 1, 2007. Representatives of Ernst & Young LLP are expected to be at the annual meeting to answer any questions and make a statement should they choose to do so.

      Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of Ernst & Young LLP, our board of directors will reconsider whether or not to retain the firm. Even if our stockholders ratify the appointment, our board of directors may choose to appoint a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and our stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

      The following table presents fees for professional audit and other services rendered by Ernst & Young LLP for the audit of our annual financial statements as of and for the fiscal year ended December 31, 2007 and fees billed for other services rendered by Ernst & Young LLP during that period.

                                                       2007
                                                       ----

                 Audit Fees (1)                     $1,024,183
                 Audit-Related Fees (2)                 ---
                 Tax Fees (3)                           ---
                 All Other Fees (4)                     ---
                 Total                              $1,024,183

      ---------------------------
      (1) Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

      (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees.

      (3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, acquisitions and tax planning.

      (4) All Other Fees consist of fees for products and services other than the services reported above. During the fiscal year 2007 there were no such services rendered to us by Ernst & Young LLP.

PRE-APPROVAL POLICIES AND PROCEDURES

      As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm's independence. All services provided by Ernst & Young LLP during the fiscal year 2007 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Ernst & Young LLP in providing services to us for the fiscal year ended December 31, 2007 and has concluded that such services are compatible with their independence as our auditors.

VOTE REQUIRED

      Ratification of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares casting votes present in person or represented by proxy on this proposal at the annual meeting. The number of votes cast in favor of this proposal must also be at least a majority of the required quorum. The presence in person or representation by proxy of the persons entitled to vote a majority of shares of our common stock will constitute a quorum under our bylaws. Abstentions will be counted towards the tabulation of votes cast on this proposal. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
                           OF ERNST & YOUNG LLP AS OUR
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                              CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

      Our board of directors has determined that Marvin S. Cadwell, Lawrence L. Levitt, Michael L. Sherman, M.D. and David Swartz meet the independence requirements under NASDAQ Marketplace Rule 4200(a)(15). Howard G. Berger, M.D., John V. Crues, III, M.D., and Norman R. Hames do not meet the independence requirements under NASDAQ Marketplace Rule 4200(a)(15) for the following reasons: (1) Howard G. Berger, M.D. is our President and Chief Executive Officer; (2) John V. Crues, III, M.D. is our Vice President and Medical Director; and (3) Norman R. Hames is our Executive Vice President and Chief Operating Officer-Western Operations.

BOARD COMMITTEES

      We have an audit committee and compensation committee. Our board and audit committees generally meet at least quarterly. Our compensation committee meets at least once each year. Each of the board committees has the composition and responsibilities described below. The charters of the audit committee and the compensation committee, which have been adopted by the board of directors, are publicly available on our website at www.radnet.com under Investor Relations - Corporate Governance. The Board does not presently have a standing nominating committee because in its view nominations which are subject to the approval of the independent members of the board, Messrs. Cadwell, Levitt, Sherman and Shwartz, is sufficient.

      AUDIT COMMITTEE. Our audit committee consists of three directors, Marvin
S. Cadwell, Lawrence L. Levitt and David L. Swartz, all of whom our board of directors determined to be independent under SEC Rule 10A-3(b)(1) and NASDAQ Marketplace Rule 4200(a)(15). The audit committee held seven meetings in fiscal 2007. The chair of the audit committee is David L. Swartz. David L. Swartz qualifies as an audit committee financial expert under the NASDAQ rules and the rules of the SEC. The functions of this committee include:

      o selecting and overseeing the engagement of a firm to serve as an independent registered public accounting firm to audit our financial statements,

      o helping to ensure the independence of our independent registered public accounting firm,

      o discussing the scope and results of the audit with our independent registered public accounting firm,

      o developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters,

      o meeting with our independent registered public accounting firm and our management to consider the adequacy of our internal accounting controls and audit procedures, and

      o approving all audit and non-audit services to be performed by our independent registered public accounting firm.

      We believe that the composition of our audit committee meets the criteria for independence under, and the functioning of our audit committee will comply with the applicable requirements of, the Sarbanes Oxley Act of 2002 and the NASDAQ and SEC rules, including the requirement that the audit committee have at least one qualified financial expert.

      COMPENSATION COMMITTEE. Our compensation committee consists of three directors, Lawrence L. Levitt, Michael Sherman, M.D. and David Swartz, all of whom our board of directors determined to be independent under NASDAQ Marketplace Rule 4200(a)(15). The compensation committee held three meetings in fiscal 2007. The chair of the compensation committee is Lawrence L. Levitt. The functions of this committee include:

      o determining or recommending to the board of directors the compensation of our executive officers,

      o     administering our stock and equity incentive plans,

      o reviewing and, as it deems appropriate, recommending to our board of directors, policies, practices, and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans, and

      o advising and consulting with our officers regarding managerial personnel and development.

      We believe that the composition of our compensation committee meets the criteria for independence under, and the functioning of our compensation committee will comply with the applicable requirements of, the Sarbanes Oxley Act of 2002 and NASDAQ and SEC rules. In accordance with NASDAQ Marketplace Rule 4350(a)(5), we intend that all members of our compensation committee are independent, as defined in NASDAQ Marketplace Rule 4200(a)(15).

MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES

      During fiscal 2007, our board of directors held eight meetings and each director attended at least 75% of all meetings of the board of directors and applicable committees, during the periods that he served.

CODE OF ETHICS

      We have adopted a written code of financial ethics applicable to our directors, officers and employees in accordance with the rules of NASDAQ and the SEC. Our code of ethics is designed to deter wrongdoing and to promote:

      o     honest and ethical conduct,

      o full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in our other public communications,

      o compliance with applicable laws, rules and regulations, including insider trading compliance, and

      o accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

      The audit committee of our board of directors will review our code of ethics periodically and may propose or adopt additions or amendments as it determines are required or appropriate. Our financial code of ethics is posted on our website at WWW.RADNET.COM under Investor Relations-Corporate Governance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No executive officer of our company (1) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Company's compensation committee, (2) served as a director of another entity, one of whose executive officers served on our Company's compensation committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons met all of the applicable
Section 16(a) filing requirements during fiscal 2007.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

      The names of our current executive officers, their ages as of January 31, 2008, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our board of directors are included below.

         NAME                         AGE      POSITION HELD
         ----                         ---      -------------

         Howard G. Berger, M.D.       63       President and Chief Executive Officer
         John V. Crues, III, M.D.     58       Vice President and Medical Director
         Stephen M. Forthuber         46       Executive Vice President and Chief Operating Officer-Eastern
                                               Operations
         Norman R. Hames              51       Executive Vice President and Chief Operating Officer-Western
                                               Operations
         Michael N. Murdock           53       Executive Vice President - Chief Development Officer
         Jeffrey L. Linden            65       Executive Vice President and General Counsel
         Mark D. Stolper              36       Executive Vice President and Chief Financial Officer

      Stephen M. Forthuber became our Executive Vice President and Chief Operating Officer for Eastern Operations subsequent to the Radiologix acquisition. He joined Radiologix in January 2000 as Regional Director of Operations, Northeast. From July 2002 until January 2005 he served as Regional Vice President of Operations, Northeast and from February until December 2005 he was Senior Vice President and Chief Development Officer for Radiologix. Prior to working at Radiologix, Mr. Forthuber was employed from 1982 until 1999 by Per-Se Technologies, Inc. and its predecessor companies, where he had significant physician practice management and radiology operations responsibilities.

      Michael Murdock was appointed Executive Vice President and Chief Development Officer of RadNet in 2007. Mr. Murdock has spent the majority of his career in senior financial positions with health care companies, ranging in size from venture-backed startups to multi-billion dollar corporations, including positions with American Medical International ("AMI") and its successor American Medical Holding, Inc. ("AMH"), a $2.4 billion in revenue publicly traded owner and operator of acute care facilities, that was acquired by National Medical Enterprises, now Tenet Healthcare. From 1999 through 2004, Mr. Murdock served as Chief Financial Officer of Dental One, a venture capital-backed owner and operator of 48 dental practices in Texas, Arizona, Colorado and Utah. From 2005 to 2006, Mr. Murdock served as Chief Financial Officer of Radiologix, Inc. Radiologix, Inc. was acquired by us in November 2006. Mr. Murdock began his career in 1978 as an auditor with Arthur Andersen after receiving a B.S. degree from California State University, Northridge.

      Jeffrey L. Linden joined us in 2001 and currently serves as our Executive Vice President and General Counsel. He is also associated with Cohen & Lord, a professional corporation, outside general counsel to us. Prior to joining us, Mr. Linden had been engaged in the private practice of law. He has lectured before numerous organizations on various topics, including the California State Bar, American Society of Therapeutic Radiation Oncologists, California Radiological Association, and National Radiology Business Managers Association.

      Mark D. Stolper had diverse experiences in investment banking, private equity, venture capital investing and operations prior to joining us. Mr. Stolper began his career as a member of the corporate finance group at Dillon, Read and Co., Inc., executing mergers and acquisitions, public and private financings and private equity investments with Saratoga Partners LLP, an affiliated principal investment group of Dillon Read. After Dillon Read, Mr. Stolper joined Archon Capital Partners, backed by the Milken Family and NewsCorp, which made private equity investments in media and entertainment companies. Mr. Stolper received his operating experience with Eastman Kodak, where he was responsible for business development for Kodak's Entertainment Imaging subsidiary ($1.5 billion in sales). Mr. Stolper was also co-founder of Broadstream Capital Partners, a Los Angeles-based investment banking firm focused on advising middle market companies engaged in financing and merger and acquisition transactions.

      There are no family relationships among any of the officers and directors. Furthermore, none of the events described in Item 401(f) of Regulation S-K involve an officer during the past five years. The officers are elected annually and serve at the discretion of the Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

      Early in the year ended December 31, 2007 our Board of Directors initially reviewed and approved the salaries and equity awards of our executive officers as well as all grants of options and warrants to purchase shares of Common Stock and other equity-based compensation awards. In January 2007 the board formed a Compensation Committee to determine the salaries and incentive compensation for our employees and consultants composed of Lawrence L. Levitt, Michael L. Sherman, M.D. and David L. Swartz.

COMMITTEE MEETINGS

      Our Compensation Committee meets as often as necessary to perform its duties and responsibilities. In fiscal 2007 the Committee met twice. The Committee meets with the Chief Executive Officer to establish the meeting agenda and where appropriate with the General Counsel and outside advisors. The Committee meets in executive session without management.

ROLE OF COMMITTEE

      The committee operates under a written charter adopted by the Board. A copy of the charter is available at WWW.RADNET.COM under Investor Relations - Corporate Governance. The fundamental responsibilities of our Committee are:

      1. annually review and approve corporate goals and objectives relevant to the chief executive officer compensation, evaluate the chief executive officer's performance in light of those goals and objectives, and recommend to the Board the chief executive officer's compensation levels based on this evaluation. In determining the long-term incentive component of our chief executive officer's compensation, the Committee will consider our performance and relative stockholder return, the value of similar incentive awards to chief executive officers at peer group companies, and the awards given the chief executive officer in past years and other such matters deemed relevant.

      2. annually review and make recommendations to the Board with respect to the compensation of executive officers and certain other members of senior management.

      3. review matters relating to management succession, including, but not limited to, compensation.

      4. if appropriate, hire experts in the field of executive compensation to assist the Committee with its evaluation of the chief executive officer or senior executive compensation. The Committee shall have the sole authority to retain and to terminate such experts, and to approve the expert's fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting, human resources, or other advisors.

      5. make recommendations to the board with respect to incentive-compensation plans and equity-based plans and interpret and administer such plans, including but not limited to determining eligibility, the number and type of equity awards available for grant, and the terms of such grants.

      6. appoint, monitor and terminate plan trustees, and monitor, adopt, amend and terminate our qualified and non-qualified pension plans.

      7.    form and delegate authority to subcommittees when appropriate.

      8.    make regular reports to the board.

      9. produce the required annual report on executive compensation for inclusion in our proxy statement.

      10.   annually evaluate its own performance .

      11. fulfill such other duties and responsibilities as may be assigned to the Committee, from time-to-time, by the board and/or chairman of the board.

      12. review and reassess the adequacy of the Committee Charter annually and recommend any proposed changes to the board for approval.

      13.   oversee our compensation philosophy and strategy.

      The Committee receives and reviews materials in advance of each meeting. These materials include information that management believes will be helpful to the Committee as well as materials that the Committee has specifically requested. Depending on the agenda for the particular meeting, these materials may include:

      o financial reports on year-to-date performance versus budget and compared to prior year performance;

      o calculations and reports on levels of achievement of individual and corporate performance objectives;

      o reports on RadNet's strategic objectives and budget for future periods;

      o reports on RadNet's five-year performance and current year performance versus a peer group of companies;

      o information on the executive officers' stock ownership and option holdings; and

      o information regarding equity compensation plan dilution; tally sheets setting forth the total compensation of the Named Executive Officers, including base salary, cash incentives, equity awards, perquisites and other compensation and any amounts payable to the executives upon voluntary or involuntary termination, early or normal retirement or following a change-in-control of RadNet.

A CONTINUING PROCESS

      Our compensation planning process neither begins nor ends with any particular Committee meeting. Compensation decisions are designed to promote our fundamental business objectives and strategy. Business and succession planning, evaluation of management performance and consideration of the business environment are year-round processes.

MANAGEMENT'S ROLE IN THE COMPENSATION-SETTING PROCESS

      Management plays a significant role in the compensation-setting process. The most significant aspects of management's role are:

      o     evaluating employee performance;

      o     establishing business performance targets and objectives; and

      o     recommending salary levels and option awards.

      The Chief Executive Officer works with the Compensation Committee in establishing the agenda for Committee meetings. Management also prepares meeting information for each Compensation Committee meeting.

      The Chief Executive Officer also participates in Committee meetings at the Committee's request to provide:

      o     background information regarding RadNet's strategic objectives;

      o     his evaluation of the performance of the senior executive officers;
            and

      o compensation recommendations as to senior executive officers (other than himself).

COMMITTEE ADVISORS

      The Compensation Committee Charter is granted, where appropriate, the authority to hire and fire advisors and compensation consultants. RadNet is obligated to pay our advisors and consultants. These advisors will report directly to the Compensation Committee.

ANNUAL EVALUATION

      The Committee meets in executive session each year to evaluate the performance of the Named Executive Officers, to determine if there will be changes in their annual compensation, to establish annual performance objectives for the current fiscal year, and to consider and approve any grants to them of equity incentive compensation.

PERFORMANCE OBJECTIVES

      Our process begins with establishing individual and corporate performance objectives for senior executive officers in each fiscal year. We intend to engage in an active dialogue with the Chief Executive Officer concerning strategic objectives and performance targets. We will review the appropriateness of the financial measures used in incentive plans and the degree of difficulty in achieving specific performance targets. Corporate performance objectives typically are established on the basis of a targeted return on capital employed for RadNet or a particular business unit.

BENCHMARKING

      We do not believe that it is appropriate to establish compensation levels primarily based on benchmarking. We believe that information regarding pay practices at other companies is useful in two respects, however. First, we recognize that our compensation practices must be competitive in the marketplace. Second, this marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation.

COMMITTEE EFFECTIVENESS

      We review, on an annual basis, the performance of our Committee and the effectiveness of our compensation program in obtaining desired results.

COMPENSATION PHILOSOPHY

      Our executive compensation program is designed with one fundamental objective: to support RadNet's core values and strategic objectives. Our compensation philosophy is intended to align the interests of management with those of our shareholders. The following principles influence and guide our compensation decisions:

WE FOCUS ON RESULTS AND STRATEGIC OBJECTIVES

      Our compensation analysis begins with an examination of RadNet's business plan and strategic objectives. We intend that our compensation decisions will attract and retain leaders and reward them for achieving RadNet's strategic initiatives and objective measures of success.

WE BELIEVE IN A PAY FOR PERFORMANCE CULTURE

      At the core of our compensation philosophy is our guiding belief that pay should be directly linked to performance.

      o A substantial portion of executive officer compensation is contingent on, and variable with, achievement of objective corporate and/or individual performance objectives.

      o Our stock option plan prohibits discounted stock options, reload stock options and re-pricing of stock options.

COMPENSATION AND PERFORMANCE PAY SHOULD REFLECT POSITION AND RESPONSIBILITY

      Total compensation and accountability should generally increase with position and responsibility. Consistent with this philosophy:

      o Total compensation is higher for individuals with greater responsibility and greater ability to influence RadNet's achievement of targeted results and strategic initiatives.

      o As position and responsibility increases, a greater portion of the executive officer's total compensation is performance-based pay contingent on the achievement of performance objectives.

      o Equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.

COMPENSATION DECISIONS SHOULD PROMOTE THE INTERESTS OF SHAREHOLDERS

      Compensation should focus management on achieving strong short-term (annual) performance in a manner that supports and ensures our long-term success and profitability. We believe that stock options create long-term incentives that align the interest of management with the long-term interest of shareholders.

COMPENSATION SHOULD BE REASONABLE AND RESPONSIBLE

      It is essential that our overall compensation levels be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set at responsible levels. Our executive compensation programs are intended to be consistent with our constant focus on controlling costs.

COMPENSATION DISCLOSURES SHOULD BE CLEAR AND COMPLETE

      We believe that all aspects of executive compensation should be clear, comprehensible and promptly disclosed in plain English. We believe that compensation disclosures should provide all of the information necessary to permit shareholders to understand our compensation philosophy, our compensation-setting process and how and how much our executives are paid.

ELEMENTS OF EXECUTIVE COMPENSATION

BASE SALARY

      Base pay is a critical element of executive compensation because it provides executives with a base level of monthly income. In determining base salaries, we consider the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance, competitive salary practices at similar companies, internal pay equity and the tax deductibility of base salary.

      Finally, for our most senior executives (our Chief Executive Officer, Executive Vice Presidents and Chief Financial Officer), we establish base salaries at a level so that a significant portion of the total compensation that such executives can earn is performance-based pay.

EQUITY BASED COMPENSATION

      We believe that equity compensation is the most effective means of creating a long-term link between the compensation provided to officers and other key management personnel with gains realized by the shareholders. We have elected to use stock options and warrants as the equity compensation vehicle. All stock options and warrants incorporate the following features:

      o     the term of the grant does not exceed 10 years;

      o the grant price is not less than the market price on the date of grant;

      o     grants do not include "reload" provisions;

      o repricing of options is prohibited, unless approved by the shareholders; and

      o options generally vest over a term of years (5 to 7 years) beginning with the first anniversary of the date of grant.

      We continue to use stock options and warrants as a long-term incentive vehicle because:

      o Stock options and warrants align the interests of executives with those of the shareholders, support a pay-for-performance culture, foster employee stock ownership and focus the management team on increasing value for the shareholders.

      o The vesting period encourages executive retention and the preservation of shareholder value.

      In determining the number of options or warrants to be granted to senior executive officers, we take into account the individual's position, scope of responsibility, ability to affect profits and shareholder value and the individual's historic and recent performance and the value of stock options and warrants in relation to other elements of total compensation.

ADDITIONAL BENEFITS

      Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

INTERNAL PAY EQUITY

      We believe that internal equity is an important factor to be considered in establishing compensation for the officers. We have not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but we do review compensation levels to ensure that appropriate equity exists. We intend to continue to review internal compensation equity and may adopt a formal policy in the future, if we deem such a policy to be appropriate.

EQUITY COMPENSATION

      We believe that long-term performance is achieved through an ownership culture that encourages such performance by our Named Executive Officers through the use of stock and stock based awards. Our stock compensation plans have been established to provide certain of our employees, including our Named Executive Officers, with incentives to help align those employees' interests with the interests of our stockholders. Our compensation committee believes the use of stock and stock based awards offers the best approach to achieving this goal. We intend to develop and adopt stock ownership requirements or guidelines. Our stock compensation plans have provided the principal method for our Named Executive Officers to acquire equity or equity linked interests in our company.

      We sponsor a 2006 Equity Incentive Plan (2006 Plan). Upon the adoption of the 2006 Plan our prior plans no longer were available for new awards. For more information about the 2006 Plan, please read "Compensation of Directors and Executive Officers--Stock Incentive Plans" below. The 2006 Plan is currently administered by our compensation committee. In the case of awards intended to qualify as "performance based compensation" excludable from the deduction limitation under Section 162(m) of the Internal Revenue Code, the administrator of the 2006 Plan will consist of two or more "outside directors" within the meaning of Section 162(m).

CHANGE IN CONTROL AND SEVERANCE PAYMENTS

      The employment agreements of some of our Named Executive Officers provide them benefits if their employment is terminated (other than for misconduct), including termination following a change in control. The details and amount of this benefit are set forth below under "Compensation of Directors and Executive Officers - Severance Agreements - Change-in-Control Arrangements."

TAX AND ACCOUNTING IMPLICATIONS

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      Our compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. In as much as no executive is currently paid an amount near the threshold our compensation committee believes that compensation paid to our Named Executive Officers is generally fully deductible for federal income tax purposes. However, in certain situations, certain of the independent members of our compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation of our Named Executive Officers.

ACCOUNTING FOR STOCK BASED COMPENSATION

      Effective January 1, 2006, we began accounting for stock based payments in accordance with the requirements of FASB Statement No. 123(R).

CONCLUSION

      Our compensation practices are designed to retain and motivate our Named Executive Officers and to ultimately reward them for outstanding performance.

COMPENSATION COMMITTEE REPORT

      We, the compensation committee of the Board of Directors of RadNet, Inc., have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the company, and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this proxy statement.

                                        Compensation Committee:
                                        Lawrence L. Levitt
                                        Michael L. Sherman, M.D.
                                        David L. Swartz

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The table below summarizes the total compensation paid or earned by our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers for the fiscal years ended December 31, 2005, 2006 and 2007 ("Named Executive Officers").

                                                         ANNUAL COMPENSATION
                                                         -------------------

                                                  SALARY        BONUS       STOCK       OPTION AWARDS   TOTALS
      NAME AND PRINCIPAL POSITION      YEAR       ($)(1)         ($)       AWARDS($)       ($)(2)         (#)
      ---------------------------      ----       ------         ---       ---------       ------         ---
      Howard G. Berger, M.D.,          2005     200,000(5)          --            --           --             --
      Principal Executive Officer      2006      50,000(3)(5)       --            --           --             --
                                       2007     415,000(5)          --            --           --             --

      Stephen M. Forthuber             2005(4)       --             --            --           --             --
      Executive Vice President and     2006      31,250(4)                        --           --         31,250
      Chief Operating Officer -        2007     375,000(4)          --            --           --             --
      Eastern Operations

      John V. Crues, III, M.D.,        2005     440,000(5)
      Medical Director                 2006     453,000(5)          --            --           --        450,000
                                       2007     558,000(5)          --            --           --             --

      Jeffrey L. Linden,               2005     350,000
      Executive Vice President and     2006     350,000(6)          --            --      472,419        822,419
      General Counsel                  2007     400,000(6)          --            --           --             --

      Mark D. Stolper,                 2005     215,000                                   124,902
      Executive Vice President and     2006     250,000             --            --      205,714        455,714
      Principal Financial Officer      2007     300,000             --            --           --             --

-----------------------

(1) The dollar value of perquisites and other personal benefits, if any, for each of the Named Executive Officers was less than $10,000 or 10% of salary and bonus, the reporting thresholds established by the SEC.

(2) The amounts listed in this column represent the dollar amount we recognized for financial statement reporting purposes with respect to fiscal 2007 (for awards made both in and before fiscal 2007), disregarding an estimate of forfeitures related to service-based vesting conditions, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," or SFAS No. 123(R). For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards, see Note 11 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007.

(3) In October 2006, Dr. Berger returned the majority of his annual compensation to assist us with cash flow requirements.

(4) Upon commencement of his employment, November 15, 2006, Mr. Forthuber received annual compensation of $250,000 and because he continued to be employed by us on November 15, 2007, a bonus of $125,000.

(5)   Received from BRMG.

(6) Cohen & Lord, a professional corporation, a law firm with which Mr. Linden is associated, received $428,312 in fees from us during the year ended December 31, 2006 and $411,859 for the year ended December 31, 2007. Mr. Linden has specifically waived any interest in our fees paid to Cohen & Lord since becoming an officer.

GRANTS OF PLAN-BASED AWARDS

      The following table sets forth certain information with respect to grants of awards to our Named Executive Officers under our equity incentive plans during fiscal 2006 and 2007.

                                                       ALL OTHER OPTION
                                                         AWARDS: NUMBER      EXERCISE OR BASE    GRANT DATE FAIR VALUE
                                                         OF SECURITIES        PRICE OF OPTION     OF STOCK AND OPTION
      NAME                           GRANT DATE      UNDERLYING OPTIONS (#)   AWARDS ($/SH)(1)         AWARDS(2)
      ----                           ----------      ----------------------   ----------------         ---------
      Norman R. Hames                 03/27/06             1,500,000               1.12(3)            $1,351,765
      Jeffrey L. Linden               04/28/06               250,000               2.52                 $472,419
      Mark D. Stolper                 07/11/06               100,000               3.10                 $205,714
      Stephen M. Forthuber            04/03/07               250,000(4)            5.88               $1,067,758

-----------------
(1) Exercise prices reflect the closing public market price on the date of grant.

(2) For discussion regarding the valuation model and assumptions used to calculate the fair value of these option awards, see Note 11 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007.

(3) We have agreed to advance to Mr. Hames $0.40 per share at the time of exercise.

(4)   Vest over a five year term.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

      The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2007.

                                 NUMBER OF
                                 SECURITIES       NUMBER OF SECURITIES
                                 UNDERLYING            UNDERLYING
                            UNEXERCISED OPTIONS    UNEXERCISED OPTIONS
                                    (#)                    (#)            OPTION EXERCISE      OPTION EXPIRATION
NAME                            EXERCISABLE           UNEXERCISABLE          PRICE ($)                DATE
-------------------------
Norman R. Hames                        1,500,000                    ---               1.12          05/01/2013
John V. Crues, III, M.D.                 250,000                    ---                .72          06/07/2010
Jeffrey L. Linden                        250,000                    ---               2.52          04/28/2012
                                          37,500                    ---                .92          08/12/2011
                                         100,000                    ---                .60          07/30/2009
Mark D. Stolper                          100,000                    ---               3.10          07/11/2011
                                         325,000                    ---                .60          07/30/2009
                                          25,000                    ---               1.20          03/01/2009
Stephen M. Forthuber                         ---             250,000(1)               5.77          04/13/2013

      All information in this table relates to nonqualified warrants.

(1)   Vests over a term of five years.

OPTION EXERCISES AND STOCK VESTED

      There were no option exercises in the fiscal years ended December 31, 2006 and December 31, 2007 by the Named Executive Officers except as follows:

                                        SHARES
                                      ACQUIRED ON         VALUE
      NAME                             EXERCISE        REALIZED (1)     YEAR
      -------------------------       -----------     -------------   --------
      John V. Crues, III, M.D.           160,344         $372,000       2006
      Jeffrey L. Linden                  250,000         $215,000       2006
      John V. Crues, III, M.D.           150,000         $820,000       2007

---------------
(1) The value realized equals the fair market value of the common stock acquired on the date of exercise minus the exercise price.

PENSION BENEFITS, NONQUALIFIED DEFINED CONTRIBUTION AND OTHER DEFERRED COMPENSATION PLANS

      We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our Named Executive Officers in connection with their retirement. We also do not have any non-qualified defined contribution plan or other deferred compensation plans that provide for payments or other benefits to our Named Executive Officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

PAYMENTS MADE UPON TERMINATION AND RETIREMENT

      Regardless of the manner in which the employment of a Named Executive Officer is terminated, he is entitled to receive amounts earned during his term of employment. Such amounts include:

      o     non-equity incentive compensation earned, to the extent vested;
      o equity awarded pursuant to our 2006 Equity Incentive Plan, to the extent vested; and
      o     unused vacation pay.

PAYMENTS MADE UPON DEATH OR DISABILITY

      In the event of the death or disability of a Named Executive Officer, no additional benefits other than those listed under the heading "Payments Made Upon Termination and Retirement" above, will be paid to our Named Executive Officers.

SEVERANCE AGREEMENTS

      None of our Named Executive Officers have any arrangements that provide for the payment of severance benefits except upon termination of the employment of (i) Norman Hames, he is entitled to receive an amount equal to three times his then annual compensation; (ii) upon termination of the employment of Stephen Forthuber by us prior to November 15, 2008 he shall receive an amount equal to two times his annual compensation and anytime after November 15, 2008 an amount equal to one year's compensation; and (iii) upon termination of the employment of Jeffrey Linden, he shall receive an amount equal to five times his then annual compensation.

CHANGE-IN-CONTROL ARRANGEMENTS

      None of our Named Executive Officers are entitled to payment of any benefits upon a change-in-control of RadNet, however Messrs. Hames and Linden have the right at any time to terminate their employment and receive their severance payment as provided above.

OVERVIEW OF DIRECTOR COMPENSATION

      We use cash and stock based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to our Company as well as the skill level required by the members of our board.

CASH COMPENSATION PAID TO BOARD MEMBERS

      For the fiscal year ended December 31, 2007 members of our board who were not employees of the Company received annual compensation of $25,000. Commencing in July 2007, we determined that members of our board who were not employees of the Company were entitled to receive an attendance fee for board meetings of $1,000 per meeting and committee meetings of $750 per meeting. Our Chairman of the Audit Committee receives $10,000 per year for serving in such capacity and our Chairman of the Compensation Committee receives $5,000 per year for serving in such capacity. Directors who were our employees received no additional compensation for their services as directors.

STOCK BASED INCENTIVE COMPENSATION

      For the fiscal year ended December 31, 2007, members of our board who were not employees of the Company each received options to purchase 25,000 shares of common stock exercisable at the closing price of the Company's common stock in the public market on the date of issuance.

DIRECTOR COMPENSATION

      The table below summarizes the compensation we paid to directors who are not employees of our company for the fiscal year ended December 31, 2007.

                                  FEES EARNED    OPTION       ALL OTHER
                                  OR PAID IN     AWARDS     COMPENSATION
      NAME(1)                      CASH ($)    ($)(2) (3)        ($)       TOTAL ($)
      --------                     --------    ----------   ------------   ---------
      Marvin S. Cadwell             20,750       25,000          ---         20,750
      Lawrence L. Levitt            28,750       25,000          ---         28,750
      Michael L. Sherman, M.D.      20,750       25,000          ---         20,750
      David L. Swartz               30,000       25,000          ---         30,000

--------------------
(1) Howard G. Berger, M.D., our President and Chief Executive Officer, is not included in this table because he is an employee of the company and thus receives no additional compensation for his services as a director. Norman R. Hames and John v. Crues, III, M.D. also do not appear because they are also employees. The compensation received by these persons as an employee of the Company is shown in the Summary Compensation Table above.

(2) On February 27, 2007, each of the named individuals was granted 25,000 stock warrants with a fair value of $283,968 calculated under SFAS No. 123(R). On March 26, 2006, we granted to Lawrence L. Levitt and David L. Swartz 25,000 stock warrants with a fair value of $29,050 calculated under SFAS No. 123(R). As of December 31, 2007, each director has the following number of options fully vested and outstanding: Marvin S. Cadwell: 25,000 (exercise price of $5.99 per share); Lawrence L. Levitt: 75,000 (exercise prices of $0.64 per share, $1.00 per share and $5.99 per share, each as to 25,000 share increments); David L.
Swartz: 100,000 (exercise prices of $1.20 per share, $0.64 per share, $1.00 per share and $5.99 per share, each as to 25,000 share increments).

(3) The amounts listed in this column represent the dollar amount we recognized for financial statement reporting purposes with respect to fiscal 2007 (for awards made both in and before fiscal 2007), disregarding an estimate of forfeitures related to service-based vesting conditions, under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," or SFAS No. 123(R). For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards, see Note 11 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007.

STOCK INCENTIVE PLANS

      We have two stock incentive plans: our 2000 Long-Term Incentive Plan and our 2006 Equity Incentive Plan.

THE 2000 LONG-TERM INCENTIVE PLAN

      We have reserved 1,000,000 shares of common stock for issuance under our 2000 Long-Term Incentive Plan, or the 2000 Plan. The material features of the 2000 Plan are as follows:

ADMINISTRATION

      The 2000 Plan is presently administered by our compensation committee which consists of three non-employee Directors. Subject to the terms of the 2000 Plan, the compensation committee has full authority to administer the 2000 Plan in all respects, including: (i) selecting the individuals who are to receive awards under the 2000 Plan; (ii) determining the specific form of any award; and
(iii) setting the specific terms and conditions of each award. Our senior legal and human resources representatives are also authorized to take ministerial actions as necessary to implement the 2000 Plan and awards issued under the 2000 Plan.

ELIGIBILITY

      Employees, directors and other individuals who provide services to us, our affiliates and subsidiaries who, in the opinion of the Board, or the compensation committee, if applicable, are in a position to make a significant contribution to our success or the success of our affiliates and subsidiaries are eligible for awards under the 2000 Plan.

AMOUNT OF AWARDS

      The value of shares or other awards to be granted to any recipient under the 2000 Plan are not presently determinable. However, the 2000 Plan restricts the number of shares and the value of awards not based on shares that may be granted to any individual during a calendar year or performance period. In order to facilitate our compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, which deals with the deductibility of compensation for any of the chief executive officer and the four other most highly-paid executive officers, the 2000 Plan limits to 500,000 the number of shares for which options, stock appreciation rights or other stock awards may be granted to an individual in a calendar year and limits to $1,000,000 the value of non-stock-based awards that may be paid to an individual with respect to a performance period. These restrictions were adopted by the Board of Directors as a means of complying with Code Section 162(m) and are not indicative of historical or contemplated awards made or to be made to any individual under the 2000 Plan.

STOCK OPTIONS

      The 2000 Plan authorizes the grant of options to purchase shares of common stock, including options to employees intended to qualify as incentive stock options within the meaning of Section 422 of the Code, as well as non-statutory options. The term of each option will not exceed ten years and each option will be exercisable at a price per share not less than 100% of the fair market value of a share of common stock on the date of the grant. Generally, optionees will pay the exercise price of an option in cash or by check, although the Board, and the compensation committee, if established, may permit other forms of payment including payment through the delivery of shares of common stock. Options granted under the 2000 Plan are generally not transferable, except at death or as gifts to certain Family Members, as defined in the 2000 Plan. At the time of grant or thereafter, the Board, and the compensation committee, if established, may determine the conditions under which stock options vest and remain exercisable.

      Unless otherwise determined by the Board, and the compensation committee, if established, unexercised options will terminate if the holder ceases for any reason to be associated with us, our affiliates or our subsidiaries. Options generally remain exercisable for a specified period following termination for reasons other than for Cause, as defined in the 2000 Plan, particularly in circumstances of death, Disability and Retirement, as defined in the 2000 Plan. In the event of a Change in Control or Covered Transaction, as defined in the 2000 Plan, of our company, options become immediately exercisable and/or are converted into options for securities of the surviving party as determined by the Board, and the compensation committee, if established.

OTHER AWARDS

      The Board, and the compensation committee, if established, may grant stock appreciation rights which pay, in cash or common stock, an amount generally equal to the difference between the fair market values of the common stock at the time of exercise of the right and at the time of grant of the right. In addition, the Board, and the compensation committee, if established, may grant awards of shares of common stock at a purchase price less than fair market value at the date of issuance, including zero. A recipient's right to retain these shares may be subject to conditions established by the Board, and the compensation committee, if established, if any, such as the performance of services for a specified period or the achievement of individual or company performance targets. The Board, and the compensation committee, if established, may also issue shares of common stock or authorize cash or other payments under the 2000 Plan in recognition of the achievement of certain performance objectives or in connection with annual bonus arrangements.

PERFORMANCE CRITERIA

      The Board, and the compensation committee, if established, may condition the exercisability, vesting or full enjoyment of an award on specified Performance Criteria. For purposes of Performance Awards, as defined in the 2000 Plan, that are intended to qualify for the performance-based compensation exception under Code Section 162(m), Performance Criteria means an objectively determinable measure of performance relating to any of the following as specified by the Board, and the compensation committee, if established, determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof: (i) sales; revenue; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures, in whole or in part; joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings of debt or equity and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. Performance Criteria measures and targets determined by the Board, and the compensation committee, if established, need not be based upon an increase, a positive or improved result or avoidance of loss.

AMENDMENTS

      The Board, and the compensation committee, if established, may amend the 2000 Plan or any outstanding award for any purpose permitted by law, or may at any time terminate the 2000 Plan as to future grants of awards. The Board, and the compensation committee, if established, may not, however, increase the maximum number of shares of common stock issuable under the 2000 Plan or change the description of the individuals eligible to receive awards. In addition, no termination of or amendment to the 2000 Plan may adversely affect the rights of a participant with respect to any award previously granted under the 2000 Plan without the participant's consent, unless the compensation committee expressly reserves the right to do so in writing at the time the award is made. To the extent the Board, and the compensation committee, if established, desires the 2000 Plan to qualify under the Code, certain amendments may require stockholder approval.

      Our stockholders adopted our Incentive Stock Option Plan, or the Incentive Plan. The Incentive Plan was designed to qualify as an "incentive stock option plan" under Section 422A of the Code. Under the Incentive Plan, options to purchase up to 1,600,000 shares of common stock were authorized for grant to key employees, including officers and directors.

      In May 1992, our Board of Directors authorized amendments to the Incentive Plan, subject to stockholder approval, increasing the number of shares reserved under the Incentive Plan to 2,000,000 shares of our common stock and amending the Incentive Plan in accordance with changes adopted in 1986 to the Code. These proposed amendments to the Incentive Plan were adopted by stockholders at the annual meeting of stockholders held on November 17, 1992.

      Under the Incentive Plan, as amended, except for options granted to holders of 10% or more of our outstanding stock, the exercise price of an option must be at least 100% of the fair market value of the common stock on the effective date of grant. Options granted under the Incentive Plan to stockholders possessing more than 10% of our outstanding stock must be at an exercise price equal to not less than 110% of such fair market value. We are not issuing any additional options under the Incentive Plan because the Incentive Plan terminated in 2002. All options granted must be exercised within 10 years of date of grant. The aggregate fair market value of our common stock with respect to which options are exercisable for the first time by a grantee under the Incentive Plan during any calendar year may not exceed $100,000. Options must be exercised by an optionee, if at all, within three months after the termination of such optionee's employment for any reason other than for cause, and within one year after termination of employment due to death or permanent disability, unless by its terms the option expires sooner.

THE 2006 EQUITY INCENTIVE PLAN:

ELIGIBLE PARTICIPANTS

      Awards may be granted under the 2006 Plan to any of our employees, officers, directors, or consultants or those of our affiliates. An incentive stock option may be granted under the 2006 Plan only to a person who, at the time of the grant, is an employee of Radnet or a related corporation. The 2006 Plan was approved by our Board on October 11, 2006 and by our stockholders at our special meeting held on November 15, 2006.

NUMBER OF SHARES OF COMMON STOCK AVAILABLE

      A total of 2,500,000 new shares of our common stock have been reserved for issuance under the 2006 Plan. The maximum aggregate number of shares that may be issued under the 2006 Plan through the exercise of incentive stock options is 2,500,000. If an award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, or is settled for less than the full number of shares of common stock represented by such award actually being issued, the unvested, cancelled, or unissued shares of common stock generally will be returned to the available pool of shares reserved for issuance under the 2006 Plan. In addition, if we experience a stock dividend, reorganization, or other change in our capital structure, the administrator may, in its discretion, adjust the number of shares available for issuance under the 2006 Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number limitations included in the 2006 Plan will also adjust appropriately upon such event.

ADMINISTRATION OF THE 2006 PLAN

      The 2006 Plan will be administered by the board of directors or one or more committees of the board of directors, which we refer to as the Committee. The RadNet board has appointed the Compensation Committee as the Committee referred to in the 2006 Plan. In the case of awards intended to qualify as "performance-based-compensation" excludable from the deduction limitation under
Section 162(m) of the Code, the Committee will consist of two or more "outside directors" within the meaning of Section 162(m).

      The administrator has the authority to, among other things, select the individuals to whom awards will be granted and to determine the type of award to grant; determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards, and the form of consideration payable upon exercise; to provide for a right to dividends or dividend equivalents; and to interpret the 2006 Plan and adopt rules and procedures relating to administration of the 2006 Plan. Except to the extent prohibited by any applicable law, the administrator may delegate to one or more individuals the day-to-day administration of the 2006 Plan.

AWARD TYPES

OPTIONS

      A stock option is the right to purchase shares of RadNet's common stock at a fixed exercise price for a fixed period. An option under the 2006 Plan may be an incentive stock option or a nonstatutory stock option. The exercise price of an option granted under the 2006 Plan must be at least equal to the fair market value of RadNet's common stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than ten percent of our common stock may not be less than 110 percent of the fair market value of RadNet's common stock on the date of grant.

      Unless the administrator determines to use another method, the fair market value of our common stock on the date of grant will be determined as the closing sales price for our common stock on the date the option is granted (or if no sales are reported that day, the closing price on the last preceding day on which a sale occurred), using a reporting source selected by the administrator. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option, provided that consideration must have a value of not less than the par value of the shares to be issued and must be actually received before issuing any shares. The 2006 Plan permits payment in the form of cash, check or wire transfer, other shares of common stock of RadNet, cashless exercises, any other form of consideration and method of payment permitted by applicable laws, or any combination thereof.

      An option granted under the 2006 Plan cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the time established by the administrator. After termination of the optionee's service, he or she may exercise his or her option for the period stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option usually will remain exercisable for twelve months following such termination. In all other cases, the option generally will remain exercisable for three months. Nevertheless, an option may never be exercised later than the expiration of its term. The term of any stock option may not exceed ten years, except that with respect to any participant who owns ten percent or more of the voting power of all classes of RadNet's outstanding capital stock, the term for incentive stock options must not exceed five years.

STOCK AWARDS

      Stock awards are awards or issuances of shares of our common stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of common stock, payable in cash, property, or other shares of stock. The administrator may determine the number of shares to be granted, and impose whatever conditions to vesting it determines to be appropriate, including performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations, and completion of service by the participant. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to a right of repurchase of the unvested portion of such shares at the original price paid by the participant, which RadNet may exercise upon the voluntary or involuntary termination of the awardee's service with RadNet for any reason, including death or disability.

      For stock awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be qualifying performance criteria. Qualifying performance criteria under the 2006 Plan include any of the following performance criteria, individually or in combination:


    o   cash flow                                    o   earnings (including gross margin, earnings
                                                         before interest and taxes, earnings before taxes,
                                                         and net earnings)
    o   earnings per share                           o   growth in earnings or earnings per share
    o   stock price                                  o   return on equity or average stockholders'
                                                         equity
    o   total stockholder return                     o   return on capital
    o   return on assets or net assets               o   return on investment
    o   revenue                                      o   income or net income
    o   operating income or net operating income     o   operating profit or net operating profit
    o   operating margin                             o   return on operating revenue
    o   market share                                 o   contract awards or backlog
    o   overhead or other expense reduction          o   growth in stockholder value relative to the
                                                         moving average of the S&P 500 Index or a peer
                                                         group index
    o   credit rating                                o   strategic plan development and implementation
    o   improvement in workforce diversity           o   EBITDA
    o   any other similar criteria

      Qualifying performance criteria may be applied either to RadNet as a whole or to a business unit, affiliate, or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the administrator in writing in the award.

STOCK APPRECIATION RIGHTS

      A stock appreciation right is the right to receive the appreciation in the fair market value of our common stock in an amount equal to the difference between (a) the fair market value of a share of our common stock on the date of exercise, and (b) the exercise price. This amount will be paid, as determined by the administrator, in shares of our common stock with equivalent value, cash, or a combination of both. The exercise price must be at least equal to the fair market value of our common stock on the date of grant. Subject to these limitations, the administrator determines the exercise price, term, vesting schedule, and other terms and conditions of stock appreciation rights, except that stock appreciation rights terminate under the same rules that apply to stock options.

CASH AWARDS

      Cash awards confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. The criteria may be based on financial performance or personal performance evaluations, or both. For cash awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing.

OTHER PROVISIONS OF THE 2006 PLAN

TRANSFERABILITY OF AWARDS

      Unless the administrator determines otherwise, the 2006 Plan does not permit the transfer of awards other than by beneficiary designation, will, or by the laws of descent or distribution, and only the participant may exercise an award during his or her lifetime.

PREEMPTIVE RIGHTS

      The 2006 Plan provides that no shares will be issued in violation of any preemptive rights held by any stockholder of RadNet.

ADJUSTMENTS UPON MERGER OR CHANGE IN CONTROL

      The 2006 Plan provides that in the event of a merger with or into another corporation in which RadNet is not the surviving entity or RadNet's "change in control," including the sale of all or substantially all of RadNet 's assets, and various other events, RadNet 's Board or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award; accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards; provide for the cancellation of awards in exchange for a cash payment to the participant; or provide for the cancellation of awards that have not been exercised or redeemed as of the relevant event.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The audit committee of the board of directors is comprised entirely of independent directors who meet the independence requirements of The Nasdaq Stock Market and the Securities and Exchange Commission. The audit committee operates pursuant to a charter that is available on our website under Investor Relations
- Corporate Governance.

      The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

      In performing its responsibilities, the audit committee has reviewed and discussed, with management and Ernst & Young LLP, our independent registered public accounting firm, the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2007. The audit committee has also discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards 61, "Communications with Audit Committees."

      Pursuant to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the audit committee received written disclosures and the letter from Ernst & Young LLP, and discussed with Ernst & Young LLP their independence.

      Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of RadNet, Inc. be included in the company's annual report on Form 10-K for the year ended December 31, 2007.

                                                Audit Committee:
                                                Marvin S. Cadwell
                                                Lawrence L. Levitt
                                                David L. Swartz

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Howard G. Berger, M.D. is our President and Chief Executive, chair of our Board of Directors, and owns approximately 16% of our outstanding common stock. Dr. Berger also owns, indirectly, 99% of the equity interests in BRMG. BRMG provides all of the professional medical services at most of our California facilities under a management agreement and contracts with various other independent physicians and physician groups to provide all of the professional medical services at most of our other California facilities. We obtain professional medical services from BRMG in California, rather than providing such services directly or through subsidiaries, in order to comply with California's prohibition against the corporate practice of medicine. However, as a result of this close relationship with Dr. Berger and BRMG, we believe that we are able to better ensure that professional medical services are provided at our California facilities in a manner consistent with our needs and expectations and those of our referring physicians, patients and payors than if we obtained these services from unaffiliated practice groups.

      Under our management agreement with BRMG, which expires on January 1, 2014, BRMG pays us, as compensation for the use of our facilities and equipment and for our services, a percentage of the gross amounts collected for the professional services it renders. The percentage, which was 79% at December 31, 2007, is adjusted annually, if necessary, to ensure that the parties receive fair value for the services they render. In operation and historically, the annual revenue of BRMG from all sources closely approximates its expenses, including Dr. Berger's compensation, fees payable to us and amounts payable to third parties. For administrative convenience and in order to avoid inconveniencing and confusing our payors, a single bill is prepared for both the professional medical services provided by the radiologists and our non-medical, or technical, services, generating a receivable for BRMG. BRMG maintains a $55 million revolving credit facility with General Electric Capital Corporation from which we may obtain funds by utilizing our accounts receivable for working capital purposes, if needed. We repay or offsets these advances with periodic payments from BRMG to us under the management agreement. We guarantee BRMG's obligations under this working capital facility.

      John V. Crues, III, M.D. agreed to continue his employment and leadership roles with us in consideration of our agreement in June 2005, to issue to him our five year warrant to purchase 250,000 shares of our common stock at an exercise price of $0.72 per share (the price of our common stock on the date of the agreement in the public market in which it trades).

      Both Dr. Berger and Dr. Crues receive all or a portion of their salary from BRMG.

      At October 31, 2005, we owed Jeffrey L. Linden $61,151 in connection with our acquisition of his interest in DIS. This obligation was paid in March 2006. In the acquisition transaction, we issued to Mr. Linden warrants to purchase 98,682 shares of common stock at a price of $1.20 per share expiring June 30, 2004. In connection with an agreement to extend our obligation to Mr. Linden, we issued to him warrants to purchase 150,000 shares of common stock at a price of $0.38 per share that he exercised in June 2005. On July 30, 2004, we issued to Mr. Linden a five year warrant to purchase 100,000 shares of our common stock at an exercise price of $0.60 per share in consideration of Mr. Linden's agreement to subordinate our obligation to him to our debt with our revolving line of credit. In April 2006, in order to induce Mr. Linden to continue his employment we issued to him a six year warrant to purchase 250,000 shares of common stock at a price of $2.52, the price of our common stock on the date of the transaction in the public market in which it trades, vesting over the six year period.

      Cohen & Lord, a professional corporation, a law firm with which Mr. Linden is associated, received $428,312 in fees from us during the year ended December 31, 2006 and $411,859 during the year ended December 31, 2007. Mr. Linden has specifically waived any interest in our fees since becoming an officer of Radnet.

      In consideration of the continued employment by Norman Hames, our Executive Vice Pr8esident and Chief Operating Officer - Western Operations and a director in March 2006 we extended the warrant originally issued to him in connection with the acquisition of DIS by reissuing to Mr. Hames a seven year warrant to purchase 1,500,000 shares at an exercise price of $1.12 per share, the price of our common stock on the date of the reissuance in the public market in which it trades, vesting over the seven year period. We have agreed to provide to Mr. Hames a bonus of $.040 per share for each share exercised.

      In recognition of our chief financial officer, Mark D. Stolper's services to RadNet on July 11, 2006, RadNet issued to Mr. Stolper a five-year warrant to purchase 100,000 shares of RadNet common stock at $3.10 per share, the price of our common stock on the date of the transaction in the public market in which it trades.

      As a matter of policy, which we do not maintain in writing, the Board reviews any transaction in which we are proposed to be a party, directly or indirectly, and any of the following persons or entities is or is entitled to be a party, directly or indirectly, to the transaction or any director has a material financial interest in the transaction: (i) any of our executive officers or any related person of any such officer or a director, (ii) any person or entity of which the executive officer or director or any related person is the owner of more than 5% of the securities, (iii) any person or entity that controls one or more of the persons specified in subparagraph (ii) or a person that is controlled by, or is under common control with one or more of the persons specified in subparagraph (ii), or (iv) an individual who is a general partner, principal or employer of a director. Additionally, any transaction which would be required to be disclosed pursuant to Item 404 by Regulation S-K of the Regulations of the SEC is reviewed by the Board.

INDEMNIFICATION AGREEMENTS

      We have indemnification agreements with each of our directors and certain officers which are reflected in our certificate of incorporation and bylaws which require us to indemnify our directors and officers to the fullest extent permitted by New York law.

OTHER MATTERS

      We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares that they represent in accordance with their judgment.

      For further information about RadNet, Inc., please refer to our annual report on Form 10-K for the fiscal year ended December 31, 2007 which accompanies this proxy statement. Our annual report on Form 10-K was filed with the SEC on April 1, 2008, as amended on April 2, 2008, and is publicly available on our website at www.radnet.com. You may also obtain a copy by sending a written request to Investor Relations, RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

                                      By order of the board of directors,



                                      Norman R. Hames
                                      Corporate Secretary

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (the "MERGER AGREEMENT"), dated as of ________________, 2008, is made and entered into by and between RadNet, Inc., a New York corporation (the "COMPANY") and RadNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "SUBSIDIARY").

                                    RECITALS

      WHEREAS, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with authorized capital stock consisting of 200,000,000 shares of common stock, $0.0001 par value per share ("NEW YORK COMMON Stock"), and 30,000,000 shares of Preferred Stock, par value $0.0001 per share;

      WHEREAS, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with authorized capital stock consisting of 200,000,000 shares of common stock, $0.0001 par value per share ("DELAWARE COMMON STOCK"), and 30,000,000 shares of Preferred Stock, par value $0.0001 per share;

      WHEREAS, the Board of Directors of the Company has determined that, for purposes of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interests of the Company and the holders of shares of the New York Common Stock (the "COMPANY SHAREHOLDERS") for the Company to merge with and into the Subsidiary upon the terms and conditions set forth herein;

      WHEREAS, the respective Boards of Directors of the Company and the Subsidiary have authorized and approved the merger of the Company with and into the Subsidiary (the "MERGER") subject to and upon the terms and conditions of this Merger Agreement, and have approved the terms of this Merger Agreement and directed that it be executed by the undersigned officers and submitted to the Company Shareholders and the stockholder of the Subsidiary for their approval; and

      WHEREAS, it is the intention of the Company and the Subsidiary that the merger be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

      NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

      SECTION 1.1 MERGER OF THE COMPANY INTO SUBSIDIARY. At the Effective Time (as defined in SECTION 2.1), the Company shall merge with and into the Subsidiary in accordance with the New York Business Corporation Law (the "NEW YORK LAW") and the General Corporation Law of the State of Delaware (the

"DELAWARE LAW"). The separate existence of the Company shall thereupon cease and the Subsidiary shall be the surviving corporation (hereinafter referred to as the "SURVIVING CORPORATION") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Company and the Subsidiary (together referred to as the "CONSTITUENT CORPORATIONS"); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Delaware Law; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, the Company Shareholders, the Board of Directors of the Company and committees thereof, and the officers and agents thereof, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Company. The employees and agents of the Company shall become the employees and agents of the Subsidiary and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company. The requirements of any plans or agreements of the Company involving the issuance or purchase by the Company of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation. The subsidiaries of the Company shall become the subsidiaries of the Surviving Corporation.

                                   ARTICLE II
                        EFFECTIVE TIME; EFFECT OF MERGER

      SECTION 2.1 EFFECTIVE TIME. The Merger shall become effective on the date the Certificate of Merger is filed with the Department of State of the State of New York, or the date a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware, whichever filing occurs last (the "EFFECTIVE TIME").

      SECTION 2.2 EFFECTS OF THE MERGER. At the Effective Time, the Merger shall have the effects specified in the New York Law, the Delaware Law and this Merger Agreement.

      SECTION 2.3 CERTIFICATE OF INCORPORATION AND BYLAWS. At the Effective Time, the Certificate of Incorporation and the Bylaws of Subsidiary, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

      SECTION 2.4 DIRECTORS AND OFFICERS. At the Effective Time, the directors and officers of the Company in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the Delaware Law, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, resignation or removal.

      SECTION 2.5 NAME OF SURVIVING CORPORATION. At the Effective Time, "RadNet, Inc.", the name set forth in Paragraph First of the Subsidiary's Certificate of Incorporation, shall be the name of the Surviving Corporation.

                                  ARTICLE III
                        CONVERSION AND EXCHANGE OF STOCK

      SECTION 3.1    CONVERSION.

            (a) SHARES. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock.

            (b) CANCELLATION. At the Effective Time, each share of the Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by the Company shall be canceled without any consideration being issued or paid therefor.

            (c) EQUITY PLANS. Upon the Effective Time, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by the Company (individually, an "EQUITY PLAN" and collectively, the "EQUITY PLANS"), and shall reserve for issuance under each Equity Plan a number of shares of Delaware Common Stock equal to the number of shares of stock so reserved by the Company immediately prior to the Effective Time. Each unexercised option or other right to purchase New York Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Time shall, upon the Effective Time, become an option or right to purchase Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of New York Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to the Company option or stock purchase right. Each equity-based award relating to New York Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Time shall, upon the Effective Time, become an award relating to Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of New York Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Time.

      SECTION 3.2 EXCHANGE OF CERTIFICATES. At the Effective Time, stock certificates representing New York Common Stock will automatically represent an equal number of shares of Delaware Common Stock. At any time after the Effective Time, the holders of Delaware Common Stock represented by certificates issued prior to the Effective Time, will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor a new stock certificate evidencing ownership of the same number of shares of Delaware Common Stock. If any new certificate is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE IV
                                  MISCELLANEOUS

      SECTION 4.1 AMENDMENT. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the respective Boards of Directors of the Company and the Subsidiary to the full extent permitted under applicable law.

      SECTION 4.2 NOTICES. All communication hereunder shall be in writing and, sent by mail, or by facsimile as set forth below:

                     If to the Company:

                     RadNet, Inc.
                     1510 Cotner Avenue
                     Los Angeles, CA  90025
                     Attention: Jeffery L. Linden, Esq.

                     If to the Subsidiary:

                     RadNet, Inc.
                     1510 Cotner Avenue
                     Los Angeles, CA  90025
                     Attention: Jeffery L. Linden, Esq.

      SECTION 4.3 ABANDONMENT; POSTPONEMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the respective Boards of Directors of the Company or the Subsidiary, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the Company Shareholders or stockholders of the Subsidiary, notwithstanding the approval of this Merger Agreement by the Company Shareholders or Board of Directors of either the Company or the Subsidiary.

      SECTION 4.4 FURTHER ASSURANCES. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of the Company, the Company and its directors and officers holding office at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of the Company or otherwise to take any and all such action.

      SECTION 4.5 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronically transmitted signature page were an original thereof.

      SECTION 4.6 GOVERNING LAW. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws of such state.



                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.


                                         RADNET, INC., a New York corporation


                                         By:_________________________________
                                         Name:  Howard G. Berger, M.D.
                                         Title: President and Chief Executive
                                                Officer

                                         RADNET, INC., a Delaware corporation


                                         By:_________________________________
                                         Name:  Howard G. Berger, M.D.
                                         Title: President and Chief Executive
                                                Officer



              [Signature Page to Reincorporation Merger Agreement]

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                  RADNET, INC.


      FIRST:      NAME. The name of this corporation is: RADNET, INC.

      SECOND:     REGISTERED OFFICE. The address of the registered office of the
Corporation in the State of Delaware is 40 E. Division Street, Suite A, Dover, Kent County, Delaware 19901, and the name of its registered agent at that address is Paracorp Inc.

      THIRD:      PURPOSE. The purpose of the Corporation is to engage in any lawful activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

      FOURTH:     AUTHORIZED CAPITAL STOCK. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares that the Corporation shall have authority to issue is Two Hundred Thirty Million (230,000,000).

      A. COMMON STOCK. The total number of shares of common stock the Corporation shall have authority to issue shall be Two Hundred Million (200,000,000), par value $.0001 per share (the "COMMON Stock"). The Common Stock shall have the powers, preferences, rights and restrictions as provided for under the DGCL.

      B. PREFERRED STOCK. The total number of shares of Preferred Stock that the Corporation shall have authority to issue shall be Thirty Million (30,000,000), par value $.0001 per share (the "PREFERRED Stock"). The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "BOARD OF DIRECTORS") is hereby vested with authority to fix by resolution or resolutions prior to the issuances thereof, the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

      C.    RESTRICTIONS ON TRANSFERS.

            1. DEFINITIONS. As used in this Article FOURTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation ss. 1.382-2T shall include any successor provisions):

      "5% TRANSACTION" means any Transfer described in clause (a) or (b) of
Section 2.

      "AGENT" has the meaning set forth in Section 6.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "CORPORATION SECURITIES" means (i) shares of Common Stock, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation ss. 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation, and (iv) any Stock.

      "EXCESS SECURITIES" has the meaning given such term in Section 5.

      "EXPIRATION DATE" means the beginning of the taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward, unless the Board of Directors shall fix an earlier date in accordance with Section 11.

      "FIVE-PERCENT STOCKHOLDER" means a Person or group of Persons that is a "5-percent stockholder" of the Corporation pursuant to Treasury Regulation ss. 1.382-2T(g).

      "PERCENTAGE STOCK OWNERSHIP" means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation ss. 1.382-2T(g), (h), (j) and (k) or any successor provision.

      "PERSON" means any individual, firm, corporation or other legal entity, and includes any successor (by merger or otherwise) of such entity.

      "PRE-EXISTING 5% STOCKHOLDER" means (i) any Person that (A) has filed a
Schedule 13D or 13G with respect to the Corporation on or before August 21, 2006 or (B) on or before the thirtieth day after the effectiveness of the Certificate of Incorporation, establishes to the satisfaction of the Board of Directors that such Person was a direct Five-Percent Stockholder or a "first tier entity" of the Corporation within the meaning of Treasury Regulation ss. 1.382-2T(f)(9) on August 21, 2006 and (ii) any "5-percent owner" or "higher tier entity" of any Person described in clause (i) within the meaning of Treasury Regulation ss. 1.382-2T(f)(10) and 1.382-2T(f)(14).

      "PROHIBITED DISTRIBUTION" has the meaning given such term in Section 6.

      "PROHIBITED TRANSFER" means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article FOURTH.

      "PUBLIC GROUP" has the meaning set forth in Treasury Regulation ss. 1.382-2T(f)(13).

      "PURPORTED TRANSFEREE" has the meaning set forth in Section 5.

      "SECURITIES" and "SECURITY" each has the meaning set forth in Section 8.

      "STOCK" means any interest that would be treated as "stock" of the Corporation pursuant to Treasury Regulation ss. 1.382-2T(f)(18).

      "STOCK OWNERSHIP" means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Code Section 382 and the regulations thereunder.

      "TAX BENEFIT" means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

      "TRANSFER" means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation ss. 1.382-2T(h)(4)(v)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

            2. RESTRICTIONS ON TRANSFERS. Any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void AB INITIO (a) if the transferee is a Five-Percent Stockholder or (b) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either
(i) any Person or group of Persons would become a Five-Percent Stockholder or
(ii) the Percentage Stock Ownership in the Corporation of any Five-Percent Stockholder would be increased.

            3.    EXCEPTIONS.

                  (a) Notwithstanding anything to the contrary herein, if a Transfer by (but not to) a Pre-existing 5% Stockholder otherwise would be prohibited by Section 2, such Transfer shall not be prohibited under Section 2 if both of the following conditions are met: (i) such Transfer does not increase the Percentage Stock Ownership of any Five-Percent Stockholder other than a Public Group (including a new Public Group created under Treasury Regulation ss. 1.382-2T(j)(3)(i)), and (ii) the Stock that is the subject of the Transfer was owned by such Pre-existing 5% Stockholder on August 21, 2006.

                  (b) The restrictions set forth in Section 2 shall not apply to an attempted Transfer that is a 5% Transaction if the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to Section 3, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any Section 382 limitation on the use of the Tax Benefits. The Board of Directors may exercise the authority granted by this Article FOURTH through duly authorized officers or agents of the Corporation. Nothing in this
Section 3 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

            4. LEGEND. Each certificate representing shares of Common Stock issued by the Corporation shall conspicuously bear the following legend:

      "THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION) OF ANY STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD OF DIRECTORS") IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT STOCKHOLDER UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION'S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF DELAWARE GENERAL CORPORATION LAW ("SECURITIES") BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION'S CERTIFICATE OF INCORPORATION TO CAUSE THE FIVE PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

            5.    EXCESS SECURITIES.

                  (a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the "PURPORTED TRANSFEREE") shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the "EXCESS SECURITIES"). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess

Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 5 or
Section 6 shall also be a Prohibited Transfer.

                  (b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article FOURTH, including, without limitation, authorizing such transfer agent to require an affidavit from a purported transferee regarding such Person's actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this Article FOURTH as a condition to registering any transfer.

            6. TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee's possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities ("PROHIBITED DISTRIBUTIONS"), to an agent designated by the Board of Directors (the "AGENT"). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm's-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); PROVIDED, HOWEVER, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent's discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation's demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to
Section 7 if the Agent rather than the Purported Transferee had resold the Excess Securities.

            7. APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under
Section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee's sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 7. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 7 inure to the benefit of the Corporation.

            8. MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of DGCL ("SECURITIES," and individually, a "SECURITY") but which would cause a Five-Percent Stockholder to violate a restriction on Transfers provided for in this Article FOURTH, the application of
Section 6 and Section 7 shall be modified as described in this Section 8. In such case, no such Five-Percent Stockholder shall be required to dispose of any interest that is not a Security, but such Five-Percent Stockholder and/or any Person whose ownership of Securities is attributed to such Five-Percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which the were acquired) to cause such Five-Percent Stockholder, following such disposition, not to be in violation of this Article FOURTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 6 and 7, except that the maximum aggregate amount payable either to such Five-Percent Stockholder or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such Five-Percent Stockholder or such other Person. The purpose of this Section 8 is to extend the restrictions in Sections 2 and 6 to situations in which there is a 5% Transaction without a direct Transfer of Securities, and this Section 8, along with the other provisions of this Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

            9. LEGAL PROCEEDINGS. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 6 (whether or not made within the time specified in Section
6), then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 9 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article FOURTH being void AB INITIO, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section 6 to constitute a waiver or loss of any right of the Corporation under this Article FOURTH.

            10. DAMAGES. Any stockholder subject to the provisions of this Article FOURTH who knowingly violates the provisions of this Article FOURTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation's ability to utilize its Tax Benefits, and attorneys' and auditors' fees incurred in connection with such violation.

            11.   BOARD AUTHORITY.

                  (a) The Board of Directors of the Corporation shall have the power to determine all matters necessary for assessing compliance with this Article FOURTH, including, without limitation, (i) the identification of Five-Percent Stockholders, (ii) whether a Transfer is a 5% Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five-Percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 7, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article FOURTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind Bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article FOURTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation's ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article FOURTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article FOURTH to a committee of the Board of Directors as it deems necessary or advisable.

                  (b) Nothing contained in this Article FOURTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate or extend the Expiration Date,
(ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article FOURTH, (iii) modify the definitions of any terms set forth in this Article FOURTH or (iv) modify the terms of this Article FOURTH as appropriate to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; PROVIDED, HOWEVER, that the Board of Directors shall not cause there to be such acceleration, extension, change or modification unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of tax counsel to the Corporation. Such written conclusion of the Board of Directors shall be filed with the Secretary of the Corporation and shall be mailed by the Secretary to all stockholders of the Corporation within 10 days after the date of such conclusion.

            12. RELIANCE. The Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer or the chief accounting officer of the Corporation or of the Corporation's legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article FOURTH, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely conclusively on (a) the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar schedules), as of any date and (b) its actual knowledge of the ownership of Corporation Securities.

            13. GENERAL AUTHORIZATION. The purpose of this Article FOURTH is to facilitate the Corporation's ability to maintain or preserve its Tax Benefits. If any provision of this Article FOURTH or any application of any provision thereunder is determined to be invalid, the validity of the remaining provisions shall be unaffected and application of such provision shall be affected only to the extent necessary to comply with such determination.

      FIFTH:      ANNUAL MEETING OF STOCKHOLDERS. The annual meeting of
stockholders shall be held at such time, on such date and at such place (within or without the State of Delaware) as provided in the Bylaws of the Corporation. Subject to any requirement of applicable law, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

      SIXTH:      CALL OF SPECIAL MEETING OF STOCKHOLDERS. Special meetings of stockholders of the Corporation for any purpose or purposes may be called at any time (i) by a majority of the members of the Board of Directors or (ii) by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose power and authority, as provided in a resolution by the Board of Directors or in the Bylaws of the Corporation, includes the power to call such meetings, but such special meetings of stockholders of the Corporation may not be called by any other person or persons or in any other manner; PROVIDED, HOWEVER, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any certificate of designations filed under Section 151(g) of the DGCL (or its successor statute as in effect from time to time), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

      SEVENTH:    STOCKHOLDER ACTION BY WRITTEN CONSENT. Any election of
directors or other action by the stockholders of the Corporation that can be effected at an annual or special meeting of stockholders can be affected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

      EIGHT:      ELECTION OF DIRECTORS.

      A. BALLOT. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      B. STOCKHOLDER NOMINEES. Nominations by stockholders of persons for election to the Board of Directors shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation.

      C. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office with or without cause, at any time, and only by the affirmative vote of the holders of a majority of the shares of voting stock then outstanding.

      NINTH:      LIABILITY AND INDEMNIFICATION. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the DGCL, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may indemnify, in the manner and to the fullest extent permitted by the DGCL, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Expense incurred by any such director, officer, employee or agent in defending any such action, suit or proceeding may be advanced by the Corporation prior to the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified as authorized by the DGCL and this Article NINTH. The Corporation may, to the fullest extent permitted by the DGCL, purchase and maintain insurance on behalf of any such director, officer, employee or agent against any liability which may be asserted against such person. To the fullest extent permitted by the DGCL, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and, in the manner provided by the DGCL, any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the DGCL, nor shall it be deemed exclusive for any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      No repeal or modification of the forgoing paragraph shall adversely affect any right or protection of a director of the Corporation existing by virtue of the foregoing paragraph at the time of such repeal or modification.

      TENTH:      AMENDMENT. The Corporation reserves the right to amend this
Certificate of Incorporation in any manner permitted by the DGCL and, except as otherwise provided in Article NINTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

      IN WITNESS WHEREOF, the Certificate of Incorporation has been executed by the sole incorporator on this __ day of April, 2008.

                                            By:
                                               -------------------------------
                                            Name:   Jeffrey L. Linden
                                            Title:  Sole Incorporator

                                                                       EXHIBIT C

                                     BYLAWS

                                       OF

                                  RADNET, INC.,
                             A DELAWARE CORPORATION

                                   ARTICLE I

                                  STOCKHOLDERS

      SECTION 1:   LOCATION OF MEETINGS; REMOTE COMMUNICATION.

      Meetings of stockholders may be held at such place, either within or without the State of Delaware, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.

      If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication: (1) participate in a meeting of stockholders; and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

      SECTION 2:   ANNUAL MEETING.

      Unless Directors are elected by written consent in lieu of an annual meeting, the Board of Directors shall fix a date for the annual meeting of stockholders for the election of Directors on a date and at a time designated by or in the manner provided in these Bylaws, provided that the date of the annual meeting shall be within 13 months following the date of the last annual meeting or the last action by written consent to elect Directors in lieu of an annual meeting (or if no such meeting has been held or if no such consent has been signed, within 13 months of the date of incorporation). Stockholders may, unless the Certificate of Incorporation otherwise provides, act by written consent to elect Directors; provided, however, that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the Directorships to which Directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder.

      SECTION 3:   SPECIAL MEETINGS.

      Special meetings of the stockholders may be called by the Board of Directors or the Chief Executive Officer and shall be held at such place, on such date, and at such time as they or he or she shall fix.

      SECTION 4:   NOTICE OF MEETINGS AND ADJOURNED MEETINGS.

      Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

      Unless otherwise required by the Delaware General Corporation Law (the "DGCL"), the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

      When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 5:   VOTING, QUORUM AND REQUIRED VOTE.

      Unless otherwise provided in the Certificate of Incorporation and subject to ARTICLE V, Section 9, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. If the Certificate of Incorporation provides for more or less than one vote for any share, on any matter, every reference in these Bylaws to a majority or other proportion of stock, voting stock or shares shall refer to such majority or other proportion of the votes of such stock, voting stock or shares.

      Subject to the DGCL in respect of the vote that shall be required for a specified action:

      (1) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders;

      (2) in all matters other than the election of Directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders;

      (3) Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors; and

      (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

      All elections of Directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

      In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.

      SECTION 6:   PROXIES.

      Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

      Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority: (1) a stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy (execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature); or
(2) a stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder (if it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied). Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding sentence may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

      SECTION 7:   VOTING RIGHTS OF FIDUCIARIES, PLEDGORS AND JOINT OWNERS OF
STOCK.

      Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee's proxy, may represent such stock and vote thereon.

      If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (1) if only one votes, such person's act binds all; (2) if more than one vote, the act of the majority so voting binds all; (3) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

      SECTION 8:   ORGANIZATION AND CONDUCT OF BUSINESS AT STOCKHOLDER MEETINGS.

      At every meeting of stockholders, the Chairman of the Board of Directors, or in the absence of the Chairman of the Board of Directors, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, a chairman of the meeting chosen by a majority of the stockholders present, shall preside over the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary, or in the absence of an Assistant Secretary, a secretary of the meeting chosen by a majority of the stockholders present, shall act as secretary of the meeting and take the minutes thereof.

      The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

      SECTION 9:   VOTING PROCEDURES AND INSPECTORS.

      If the Corporation has a class of voting stock that is: (1) listed on a national securities exchange; (2) authorized for quotation on an interdealer quotation system of a registered national securities association; or (3) held of record by more than 2,000 stockholders, the procedures set forth in this ARTICLE I, Section 9 shall apply to any meeting of stockholders:

      The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability.

      The inspectors shall: (1) ascertain the number of shares outstanding and the voting power of each; (2) determine the shares represented at a meeting and the validity of proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (5) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

      The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

      SECTION 10:  LIST OF STOCKHOLDERS ENTITLED TO VOTE.

      The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation is not required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (2) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

      The stock ledger shall be the only evidence considered in determining which stockholders are entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

      SECTION 11:  CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.

      Unless otherwise provided in the Certificate of Incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

      Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the Corporation by delivery to its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded.

      A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine
(A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (B) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission, may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded if, to the extent and in the manner provided by resolution of the Board of Directors or governing body of the Corporation.

      Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

      Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in this section. If the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that written consent has been given in accordance with this section.

                                   ARTICLE II

                               BOARD OF DIRECTORS

      SECTION 1:   POWERS.

      The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

      SECTION 2:   NUMBER AND TERM OF OFFICE.

      Subject to any limitations imposed by the Certificate of Incorporation, the authorized number of Directors of the Corporation shall be not be less than three nor more than fifteen, as may be designated from time to time by the Board of Directors by a resolution duly adopted by the Board of Directors. Each Director shall hold office until such Director's successor is elected and qualified or until such Director's earlier resignation or removal. Directors need not be stockholders of the Corporation.

      Whenever the authorized number of Directors is increased between annual meetings of the stockholders, a majority of the Directors then in office shall have the power to elect such new Directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of Directors shall not become effective until the expiration of the term of the Directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease. No person entitled to vote at an election for Directors may cumulate votes.

      SECTION 3:   VACANCIES.

      Unless otherwise provided in the Certificate of Incorporation: (1) vacancies and newly created directorships resulting from any increase in the authorized number of Directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation, vacancies and newly created Directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

      If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the Certificate of Incorporation or the Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

      If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the Directors chosen by the Directors then in office as aforesaid, which election shall be governed by Section 211 of the DGCL as far as applicable.

      Unless otherwise provided in the Certificate of Incorporation, when one or more Directors shall resign from the board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in this section in the filling of other vacancies.

      SECTION 4:   RESIGNATION.

      Any Director may resign at any time upon notice given in writing or by electronic transmission to the Corporation.

      SECTION 5:   REMOVAL.

      Any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors, except as follows: (1) unless the Certificate of Incorporation otherwise provides, if the Corporation has a classified board as provided in Section 141(d) of the DGCL, stockholders may effect such removal only for cause; or (2) in the case of the Corporation having cumulative voting, if less than the entire board is to be removed, no Director may be removed without cause if the votes cast against such Director's removal would be sufficient to elect such Director if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of Directors, at an election of the class of Directors of which such Director is a part.

      Whenever the holders of any class or series are entitled to elect one or more Directors by the Certificate of Incorporation, this provision shall apply in respect to the removal without cause of a Director or Directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

      SECTION 6: LOCATION OF MEETINGS; PARTICIPATION BY CONFERENCE TELEPHONE OR ELECTRONIC VIDEO SCREEN COMMUNICATION.

      The Board of Directors of the Corporation may hold its meetings, and have an office or offices, within or without the State of Delaware. Members of the Board of Directors of the Corporation, or any committee designated by the board, may participate in a meeting of such board or committee by means of conference telephone or electronic video screen communication or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this ARTICLE II, Section 6 shall constitute presence in person at the meeting.

      SECTION 7:   REGULAR MEETINGS.

      Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all Directors. A notice of each regular meeting shall not be required.

      SECTION 8:   SPECIAL MEETINGS.

      Special meetings of the Board of Directors may be called by one-third (1/3) of the Directors then in office (rounded up to the nearest whole number) or by the Chief Executive Officer and shall be held at such place, on such date, and at such time as they or he or she shall fix. Written notice of the place, date, and time of each such special meeting shall be given to each Director by whom it is not waived (1) by mailing written notice not less than three (3) days before the meeting or (2) by electronic transmission of the same not less than one (1) day before the meeting. In the event of an emergency which, in the judgment of the Chairman of the Board or President, requires immediate action, a special meeting may be convened without notice, if a quorum of directors are immediately available to participate personally or by conference telephone. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. A Director shall be deemed to waive notice of a special meeting if that Director attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to that Director.

      SECTION 9:   QUORUM.

      A majority of the total number of Directors shall constitute a quorum for the transaction of business. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall fail to attend any meeting a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

      SECTION 10:  ACTION BY UNANIMOUS WRITTEN CONSENT.

      Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors, or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      SECTION 11:  ORGANIZATION.

      At every meeting of the Directors, the Chairman of the Board of Directors, or in the absence of the Chairman of the Board of Directors, a chairman of the meeting chosen by a majority of the Directors present, shall preside over the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary, or in the absence of an Assistant Secretary, a secretary of the meeting chosen by a majority of the Directors present, shall act as secretary of the meeting and take the minutes thereof.

      To promote the free exchange of ideas and candid discussions, only Directors are entitled to be present at meetings of the Board of Directors, provided that the Board of Directors may invite non-Directors to attend such meetings. Any non-Director shall be excluded from a meeting of the Board of Directors at any time by a majority vote of the Directors present at the meeting.

      SECTION 12:  COMPENSATION OF DIRECTORS.

      The Board of Directors shall have the authority to fix the compensation of Directors. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as Directors, including, without limitation, their services as members of committees of the Board of Directors.

                                  ARTICLE III

                                   COMMITTEES

      SECTION 1:   COMMITTEES OF THE BOARD OF DIRECTORS.

      The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (1) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of Directors) expressly required by the DGCL to be submitted to stockholders for approval or (2) adopting, amending or repealing any bylaw of the Corporation.

      A committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

      SECTION 2:   ORGANIZATION.

      Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

      To promote the free exchange of ideas and candid discussions, only committee members are entitled to be present at committee meetings, provided that the committee may invite non-committee members to attend such meetings. Any non-committee member shall be excluded from a meeting of the committee at any time by a majority vote of the committee members present at the meeting.

                                   ARTICLE IV

                                    OFFICERS

      SECTION 1:   GENERALLY.

      The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary, and a Chief Financial Officer. The Board of Directors may also appoint one or more Vice Presidents, Assistant Secretaries, Assistant Financial Officers, and such other officers and agents with such powers and duties as it shall deem necessary. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

      SECTION 2:   CHIEF EXECUTIVE OFFICER.

      The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the corporation and general supervision of its officers, officials, employees and agents. If there is no Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the shareholders and at all meetings of the Board of Directors and any committee thereof of which he is a member, unless the Board of Directors or such committee shall have chosen another chairman. He shall see that all orders and resolutions of the Board of Directors are carried into effect, and in addition he shall have all the powers and perform all the duties generally appertaining to the office of the Chief Executive Officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President.

      SECTION 3:   CHAIRMAN OF THE BOARD.

      The Chairman of the Board shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and duties as the Board of Directors may from time to time prescribe.

      SECTION 4:   PRESIDENT.

      The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall have designated another officer as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board of Directors.

      SECTION 5:   VICE PRESIDENT.

      Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

      SECTION 6:   CHIEF FINANCIAL OFFICER.

      The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Chief Financial Officer shall also perform such other duties as the Board of Directors may from time to time prescribe. The Chief Financial Officer shall be deemed to perform all of the functions of the "Treasurer" contemplated by the DGCL.

      SECTION 7:   SECRETARY.

      The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

      SECTION 8:   DELEGATION OF AUTHORITY.

      The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof

      SECTION 9:   REMOVAL.

      Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

      SECTION 10:  ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS.

      Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE V

                                      STOCK

      SECTION 1:   STOCK CERTIFICATES.

      The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors, or the President or Vice-President, and by the Chief Financial Officer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

      If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in ARTICLE V, Section 5, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or Sections 4, 5 and 6 of this ARTICLE V, with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      SECTION 2:   CONSIDERATION FOR STOCK.

      Shares of stock with par value may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the Board of Directors. Shares of stock without par value may be issued for such consideration as is determined from time to time by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be determined from time to time by the Board of Directors.

      SECTION 3:   ISSUANCE OF STOCK; LAWFUL CONSIDERATION.

      Subject to ARTICLE V, Section 2, the consideration for subscriptions to, or the purchase of, the capital stock to be issued by the Corporation shall be paid in such form and in such manner as the Board of Directors shall determine. The Board of Directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the Corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the Directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the Corporation of such consideration; provided, however, nothing contained herein shall prevent the Board of Directors from issuing partly paid shares under in accordance with
ARTICLE V, Section 4.

      SECTION 4:   PARTLY PAID STOCK.

      The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

      SECTION 5:   RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SECURITIES.

      A written restriction or restrictions on the transfer or registration of transfer of a security of the Corporation, or on the amount of the Corporation's securities that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to ARTICLE V, Section 1, may be enforced against the holder of the restricted security or securities or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to ARTICLE V, Section 1, a restriction, even though permitted by this section, is ineffective except against a person with actual knowledge of the restriction.

      SECTION 6:   VOTING TRUSTS AND VOTING AGREEMENTS.

      One stockholder or two or more stockholders may by agreement in writing deposit capital stock of an original issue with or transfer capital stock to any person or persons, or entity or entities authorized to act as trustee, for the purpose of vesting in such person or persons, entity or entities, who may be designated voting trustee, or voting trustees, the right to vote thereon for any period of time determined by such agreement, upon the terms and conditions stated in such agreement.

      The agreement may contain any other lawful provisions not inconsistent with such purpose. After the filing of a copy of the agreement in the registered office of the Corporation in the State of Delaware, which copy shall be open to the inspection of any stockholder of the Corporation or any beneficiary of the trust under the agreement daily during business hours, certificates of stock or uncertificated stock shall be issued to the voting trustee or trustees to represent any stock of an original issue so deposited with such voting trustee or trustees, and any certificates of stock or uncertificated stock so transferred to the voting trustee or trustees shall be surrendered and cancelled and new certificates or uncertificated stock shall be issued therefore to the voting trustee or trustees. In the certificate so issued, if any, it shall be stated that it is issued pursuant to such agreement, and that fact shall also be stated in the stock ledger of the Corporation.

      The voting trustee or trustees may vote the stock so issued or transferred during the period specified in the agreement. Stock standing in the name of the voting trustee or trustees may be voted either in person or by proxy, and in voting the stock, the voting trustee or trustees shall incur no responsibility as stockholder, trustee or otherwise, except for their own individual malfeasance. In any case where two or more persons or entities are designated as voting trustees, and the right and method of voting any stock standing in their names at any meeting of the Corporation are not fixed by the agreement appointing the trustees, the right to vote the stock and the manner of voting it at the meeting shall be determined by a majority of the trustees, or if they be equally divided as to the right and manner of voting the stock in any particular case, the vote of the stock in such case shall be divided equally among the trustees.

      SECTION 7:   TRANSFERS OF STOCK.

      Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except for a certificate issued in accordance with ARTICLE V, Section 8, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

      SECTION 8:   LOST, STOLEN OR DESTROYED CERTIFICATES.

      The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

      SECTION 9:   FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

      In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                   ARTICLE VI

                                     NOTICES

      SECTION 1:   NOTICES IN WRITING.

      Except as otherwise specifically provided herein or required by the DGCL, all notices required to be given under these Bylaws shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by electronic transmission.

      SECTION 2:   NOTICE BY HAND DELIVERY; NOTICE BY MAIL.

      Notice given by hand delivery will be deemed given when actually received by the recipient. Notice given by mail shall be deemed given when deposited in the United States mail, postage prepaid, directed to the recipient at such recipient's address as it appears on the records of the Corporation.

      SECTION 3:   NOTICE BY ELECTRONIC TRANSMISSION.

      Notice may also be given by a form of electronic transmission consented to by the recipient to whom the notice is given; and any such consent shall be revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to the preceding sentence shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the recipient has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the recipient has consented to receive notice;
(3) if by a posting on an electronic network together with separate notice to the recipient of such specific posting, upon the later of (A) such posting and
(B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the recipient. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      SECTION 4:   DEFINITION OF ELECTRONIC TRANSMISSION.

      For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

      SECTION 5:   NOTICE TO STOCKHOLDERS SHARING AN ADDRESS.

      Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice described in the preceding sentence, shall be deemed to have consented to receiving such single written notice.

      SECTION 6:   WAIVERS OF NOTICE.

      Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

                                  ARTICLE VII

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES

                                AND OTHER AGENTS

      SECTION 1:   INDEMNIFICATION - THIRD PARTY PROCEEDINGS.

      The Corporation shall indemnify any person (the "Indemnitee") who is or was a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director or officer of the Corporation, or any subsidiary of the Corporation, and the Corporation may indemnify a person who is or was a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an employee or other agent of the Corporation (the "Indemnitee Agent") by reason of any action or inaction on the part of Indemnitee or Indemnitee Agent while an officer, Director or agent or by reason of the fact that Indemnitee or Indemnitee Agent is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including subject to ARTICLE VII, Section 19, attorneys' fees and any expenses of establishing a right to indemnification pursuant to this ARTICLE VII or under the DGCL), judgments, fines, settlements (if such settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld) and other amounts actually and reasonably incurred by Indemnitee or Indemnitee Agent in connection with such proceeding if Indemnitee or Indemnitee Agent acted in good faith and in a manner Indemnitee or Indemnitee Agent reasonably believed to be in or not opposed to the best interests of the Corporation, or to the fullest extent permitted by the DGCL. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee or Indemnitee Agent did not act in good faith and in a manner which Indemnitee or Indemnitee Agent reasonably believed to be in or not opposed to the best interests of the Corporation.

      SECTION 2: INDEMNIFICATION - PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

      The Corporation shall indemnify Indemnitee and may indemnify Indemnitee Agent if Indemnitee, or Indemnitee Agent, as the case may be, was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation or any subsidiary of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee or Indemnitee Agent is or was a Director, officer, employee or other agent of the Corporation, or any subsidiary of the Corporation, by reason of any action or inaction on the part of Indemnitee or Indemnitee Agent while an officer, Director or agent or by reason of the fact that Indemnitee or Indemnitee Agent is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including subject to ARTICLE VII, Section 19, attorneys' fees and any expenses of establishing a right to indemnification pursuant to this ARTICLE VII or under the DGCL) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee or Indemnitee Agent in connection with the defense or settlement of the proceeding if Indemnitee or Indemnitee Agent acted in good faith and in a manner Indemnitee or Indemnitee Agent believed to be in or not opposed to the best interests of the Corporation and its stockholders, except that no indemnification shall be made with respect to any claim, issue or matter to which Indemnitee or Indemnitee Agent shall have been adjudged to have been liable to the Corporation in the performance of Indemnitee's or Indemnitee Agent's duty to the Corporation and its stockholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee or Indemnitee Agent is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

      SECTION 3:   SUCCESSFUL DEFENSE ON MERITS.

      To the extent that Indemnitee or Indemnitee Agent without limitation has been successful on the merits in defense of any proceeding referred to in
ARTICLE VII, Sections 1 or 2 above, or in defense of any claim, issue or matter therein, the Corporation shall indemnify Indemnitee or Indemnitee Agent against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee or Indemnitee Agent in connection therewith.

      SECTION 4:   CERTAIN TERMS DEFINED.

      For purposes of this ARTICLE VII, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on Indemnitee or Indemnitee Agent with respect to an employee benefit plan, and references to "proceeding" shall include any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. References to "Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, or other agent of such a constituent corporation or who, being or having been such a director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this ARTICLE VII with respect to the resulting or surviving corporation as such person would if he or she had served the resulting or surviving corporation in the same capacity.

      SECTION 5:   ADVANCEMENT OF EXPENSES.

      The Corporation shall advance all expenses incurred by Indemnitee and may advance all or any expenses incurred by Indemnitee Agent in connection with the investigation, defense, settlement (excluding amounts actually paid in settlement of any action, suit or proceeding) or appeal of any civil or criminal action, suit or proceeding referenced in ARTICLE VII, Sections 1 or 2 above; PROVIDED, HOWEVER, that, to the extent required by law, such advancement of expenses shall be made only upon receipt of an undertaking by the Indemnitee or Indemnitee Agent to repay all amounts advanced if, and to the extent that, it shall be determined ultimately that Indemnitee or Indemnitee Agent is not entitled to be indemnified by the Corporation as authorized hereby. The advances to be made hereunder shall be paid by the Corporation (i) to Indemnitee within 30 days following delivery of a written request therefor by Indemnitee to the Corporation; and (ii) to Indemnitee Agent within 30 days following the later of a written request therefor by Indemnitee Agent to the Corporation and determination by the Corporation to advance expenses to Indemnitee Agent pursuant to the Corporation's discretionary authority hereunder.

      SECTION 6:   NOTICE OF CLAIM.

      Indemnitee shall, as a condition precedent to his or her right to be indemnified under this ARTICLE VII, and Indemnitee Agent shall, as a condition precedent to his or her ability to be indemnified under this ARTICLE VII, give the Corporation notice in writing as soon as practicable of any claim made against Indemnitee or Indemnitee Agent, as the case may be, for which indemnification will or could be sought under this ARTICLE VII. Notice to the Corporation shall be given by hand delivery or by mail and shall be directed to the Secretary of the Corporation at the principal business office of the Corporation (or such other address as the Corporation shall designate in writing to Indemnitee). In addition, Indemnitee or Indemnitee Agent shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's or Indemnitee Agent's power.

      SECTION 7:   ENFORCEMENT RIGHTS.

      Any indemnification provided for in ARTICLE VII, Sections 1, 2 or 3 shall be made no later than 60 days after receipt of the written request of Indemnitee. If a claim or request under this ARTICLE VII, under any statute, or under any provision of the Certificate of Incorporation providing for indemnification is not paid by the Corporation, or on its behalf, within 60 days after written request for payment thereof has been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or request, and subject to
ARTICLE VII, Section 19, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to ARTICLE VII, Section 5 unless and until such defense may be finally adjudicated by court order or judgment for which no further right of appeal exists. The parties hereto intend that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be a decision for the court, and no presumption regarding whether the applicable standard has been met will arise based on any determination or lack of determination of such by the Corporation (including its Board or any subgroup thereof, independent legal counsel or its stockholders). The Board of Directors may, in its discretion, provide by resolution for similar or identical enforcement rights for any Indemnitee Agent.

      SECTION 8:   ASSUMPTION OF DEFENSE.

      In the event the Corporation shall be obligated to pay the expenses of any proceeding against the Indemnitee or Indemnitee Agent, as the case may be, the Corporation, if appropriate, shall be entitled to assume the defense of such proceeding with counsel approved by Indemnitee or Indemnitee Agent, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee or Indemnitee Agent of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee or Indemnitee Agent and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee or Indemnitee Agent under this ARTICLE VII for any fees of counsel subsequently incurred by Indemnitee or Indemnitee Agent with respect to the same proceeding, unless (1) the employment of counsel by Indemnitee or Indemnitee Agent is authorized by the Corporation, (2) Indemnitee or Indemnitee Agent shall have reasonably concluded that there may be a conflict of interest of such counsel retained by the Corporation between the Corporation and Indemnitee or Indemnitee Agent in the conduct of such defense, or (3) the Corporation ceases or terminates the employment of such counsel with respect to the defense of such proceeding, in any of which events then the fees and expenses of Indemnitee's or Indemnitee Agent's counsel shall be at the expense of the Corporation. At all times, Indemnitee or Indemnitee Agent shall have the right to employ other counsel in any such proceeding at Indemnitee's or Indemnitee Agent's expense.

      SECTION 9:   APPROVAL OF EXPENSES.

      No expenses for which indemnity shall be sought under this ARTICLE VII, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Corporation, which consent shall not be unreasonably withheld.

      SECTION 10:  SUBROGRATION.

      In the event of payment under this ARTICLE VII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee or Indemnitee Agent, who shall do all things that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

      SECTION 11:  EXCEPTIONS.

      Notwithstanding any other provision herein to the contrary, the Corporation shall not be obligated pursuant to this ARTICLE VII:

                   (a) EXCLUDED ACTS. To indemnify Indemnitee (i) as to circumstances in which indemnity is expressly prohibited pursuant to the DGCL, or (ii) for any acts or omissions or transactions from which a Director may not be relieved of liability pursuant to the DGCL; or

                   (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this ARTICLE VII or any other statute or law or as otherwise required under the DGCL, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

                   (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this ARTICLE VII, if a court of competent jurisdiction determines that such proceeding was not made in good faith or was frivolous; or

                   (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation; or

                   (e) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

      SECTION 12:  PARTIAL INDEMNIFICATION.

      If Indemnitee is entitled under any provision of this ARTICLE VII to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

      SECTION 13:  COVERAGE.

      This ARTICLE VII shall, to the extent permitted by law, apply to acts or omissions of (1) Indemnitee which occurred prior to the adoption of this ARTICLE VII if Indemnitee was a Director or officer of the Corporation or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred; and (2) Indemnitee Agent which occurred prior to the adoption of this ARTICLE VII if Indemnitee Agent was an employee or other agent of the Corporation or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the time such act or omission occurred. All rights to indemnification under this ARTICLE VII shall be deemed to be provided by a contract between the Corporation and the Indemnitee in which the Corporation hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the Certificate of Incorporation, these Bylaws or by statute. Any repeal or modification of these Bylaws, the DGCL, or any other applicable law shall not affect any rights or obligations then existing under this ARTICLE VII. The provisions of this ARTICLE VII shall continue as to Indemnitee and Indemnitee Agent for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee or Indemnitee Agent may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding. This
ARTICLE VII shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee Agent and Indemnitee's and Indemnitee Agent's estate, heirs, legal representatives and assigns.

      SECTION 14:  NON-EXCLUSIVITY.

      Nothing herein shall be deemed to diminish or otherwise restrict any rights to which Indemnitee or Indemnitee Agent may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, any vote of stockholders or disinterested Directors, or under the laws of the State of Delaware.

      SECTION 15:  SEVERABILITY.

      Nothing in this ARTICLE VII is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. If this ARTICLE VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee or Indemnitee Agent to the fullest extent permitted by any applicable portion of this ARTICLE VII that shall not have been invalidated.

      SECTION 16:  MUTUAL ACKNOWLEDGEMENT.

      Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its Directors and officers under this ARTICLE VII or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

      SECTION 17:  OFFICER AND DIRECTOR LIABILITY INSURANCE.

      The Corporation shall, from time to time, make the good faith determination whether or not it is practicable for the Corporation to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and Directors of the Corporation with coverage for losses from wrongful acts, or to ensure the Corporation's performance of its indemnification obligations under this ARTICLE VII. Among other considerations, the Corporation will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain such insurance if the Corporation determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Corporation.

      SECTION 18:  NOTICE TO INSURERS.

      If, at the time of the receipt of a notice of a claim pursuant to ARTICLE VII, Section 6 hereof, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

      SECTION 19:  ATTORNEYS' FEES.

      In the event that any action is instituted by Indemnitee under this
ARTICLE VII to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the action was not instituted in good faith or was frivolous. In the event of an action instituted by or in the name of the Corporation under this ARTICLE VII, or to enforce or interpret any of the terms of this ARTICLE VII, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's defenses to such action were not made in good faith or were frivolous. The Board of Directors may, in its discretion, provide by resolution for payment of such attorneys' fees to any Indemnitee Agent.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 1:   FORM OF RECORDS.

      Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records under the DGCL.

      SECTION 2:   RELIANCE UPON BOOKS, REPORTS AND RECORDS.

      A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

      SECTION 3:   FACSIMILE SIGNATURES.

      In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

      SECTION 4:   CORPORATE SEAL.

      The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Chief Financial Officer or by an Assistant Secretary or Assistant Financial Officer.

      SECTION 5:   FISCAL YEAR.

      The fiscal year of the Corporation shall begin on the first of January and end on the thirty-first of December of every year.

      SECTION 6:   TIME PERIODS.

      In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

      SECTION 7:   AMENDMENTS.

      These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                      PROXY
                                  RADNET, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 2008

The undersigned hereby appoints Mark Stolper and Jeffrey Linden, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at The Olympic Collection, 11301 Olympic Blvd., Los Angeles, California on May 12, 2008 at 10:00 a.m., Pacific Coast Time, and any adjournments or postponements thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given in respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1, 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER, INCLUDING A MOTION TO ADJOURN OR POSTPONE THE MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please consider the issues discussed in the proxy statement and cast your vote by completing, dating, signing and mailing the proxy card in the postage-paid envelope included with the proxy statement.

Stockholders holding shares with a broker, bank or other nominee may also be eligible to vote via the Internet or to vote telephonically if their broker, bank or other nominee participates in the proxy voting program provided by Broadridge Financial Solutions, Inc. (formerly ADP Investor Communication Services). Please consult the instruction form received from your broker or bank.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE

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                                                            RADNET, INC.



                                               --------------------------------------

                                               --------------------------------------

                                          YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

                                           ANNUAL MEETING OF STOCKHOLDERS OF RADNET, INC.
                                                            MAY 12, 2008




                                                             DETACH HERE
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|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE.

                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1, 2 AND 3.

1. To elect the following seven persons (except as marked to          FOR ALL          WITHHOLD ALL          FOR ALL EXCEPT
   the contrary) as directors of the Company for a one-year           / /              / /                   / /
   term, or until their successors are duly elected and
   qualified:
       Howard G. Berger, M.D.       Marvin S. Cadwell
       John V. Crues, III, M.D.     Norman R. Hames
       Lawrence L. Levitt           Michael L. Sherman, M.D.
       David L. Swartz

To withhold authority to vote for any nominee mark "For All Except" and write the nominee's name on the line below.

---------------------------------

2. To approve the change of the state of incorporation from           FOR              AGAINST               ABSTAIN
   New York to Delaware.                                              / /              / /                   / /

3. To ratify the selection of Ernst & Young LLP as the                FOR              AGAINST               ABSTAIN
   Company's independent registered public accounting firm            / /              / /                   / /
   for the year ending December 31, 2008.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT / /

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR proposals 1, 2 and 3 and in the discretion of the proxies with respect to the matters as may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer of partner.

Signature: ______________________________________ Date:__________ Signature: ______________________________________ Date:__________
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